Exhibit 4.5

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
THIS AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN (A) THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 29, 2021 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), BY AND AMONG WILMINGTON TRUST, NATIONAL ASSOCIATION, AS THE SENIOR AGENT, THE COLLATERAL AGENT, THE PURCHASERS AS THE SUBORDINATED LENDER AND THE NOTES PARTIES, (B) THAT CERTAIN SECOND LIEN/SECOND LIEN INTERCREDITOR AGREEMENT, DATED AS OF OCTOBER 29, 2021 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), BY AND AMONG UBER TECHNOLOGIES, INC. (“UBER”), THE COLLATERAL AGENT, THE PURCHASERS AND THE NOTES PARTIES AND (C) THAT CERTAIN CONSENT AND WAIVER, DATED AS OF OCTOBER 29, 2021 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), BY AND AMONG THE COLLATERAL AGENT, THE PURCHASERS AS THE SENIOR LENDERS, CERTAIN JUNIOR INVESTORS CONSTITUTING “REQUIRED LENDERS” (AS DEFINED IN THE JUNIOR NOTE PURCHASE AGREEMENT) AS SUBORDINATED LENDERS AND THE NOTES PARTIES.
NOTE PURCHASE AGREEMENT
THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of October 29, 2021, by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”), the purchasers (the “Purchasers”) named on the Schedule of Purchasers attached hereto (the “Schedule of Purchasers”) and Wilmington Savings Fund Society, FSB, in its capacity as collateral agent for the Holders (together with its permitted successors, in such capacity, “Collateral Agent”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.
WHEREAS, each Purchaser intends to provide certain Consideration to the Company as described for each Purchaser on the Schedule of Purchasers;
WHEREAS, the parties wish to provide for the sale and issuance of such Notes in return for the provision by the Purchasers of the Consideration to the Company; and
WHEREAS, the parties intend for the Company to issue in return for the Consideration one or more Notes convertible into shares of the Company’s Equity Securities and secured by substantially all asset of the Company pursuant to the Security Documents.
NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:
1.    Definitions. The following capitalized terms shall have the following meanings:
“Acquisition” means any transaction or series of related transactions consummated by Company and/or any of its Subsidiaries after the Closing Date for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business, line of business or division or other unit of operation of a Person, (b) the acquisition of fifty percent (50%) or more of any class of equity interests of any Person, whether or not involving a merger, consolidation or similar transaction with such other Person, or otherwise causing any Person to become a Subsidiary of the Company, or (c) the acquisition of, or the right to use, develop, license or sell (in each case, including through licensing), any product, product line, royalty rights or Intellectual Property of or from any other Person.
“Act” means the Securities Act of 1933, as amended.
“Adoption Agreement” means that certain Adoption Agreement, in substantially the form attached to that certain call option agreement, dated as of May 7, 2020, by and among the Company, Uber and certain stockholders of the Company, as amended, restated, supplemented or otherwise modified from time to time.
“Affiliate” means at any time, and with respect to any Person,
(i)    any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and
(ii)    any other Person that beneficially owns or holds, at such time, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests of such first Person or any other Person of which such first Person beneficially owns or holds, at such time, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.
(iii)    Unless the context otherwise clearly requires, any reference herein to an “Affiliate” is a reference to an Affiliate of the Company.
“Agreement” means this Note Purchase Agreement as it may be amended, supplemented, replaced or restated from time to time.
“Applicable Law” means (a) any statute, law (including common and civil law), rule, regulation or by-law, (b) any judgement, order, writ, injunction, decision, ruling, decree or award, (c) any regulatory policy, practice, guideline or directive, or (d) any right or other approval of any Governmental Authority, in each case, binding on or affecting a Person.
“Asset Disposition” means, with respect to any Person, any transaction in which such Person sells, conveys, assigns, transfers, leases (as lessor) or otherwise disposes of a material portion of its Assets, including any Capital Stock of any of its Subsidiaries or any of its other Assets, present or future, and for certainty, does not include (i) any loss due to a casualty or condemnation event and (ii) the sale, conveyance, assignment, transfer, lease (as lessor) or other disposition by the Company of any cash then held by the Company.
“Assets” of a Person means all present and future property, rights and assets, real and personal, movable and immovable, tangible and intangible, of such Person of whatever nature and wheresoever situated.
“Authorized Officer” means the chairman of the board, chief executive officer, chief financial officer, the president, vice president (or equivalent thereof), manager (or manager of such Person’s sole member), or treasurer, in each case, of a Note Party, or any other officer having substantially the same authority and responsibility (or, in the case of any Foreign Subsidiary, a director or other authorized signatory of such Foreign Subsidiary).
“Board” means the board of directors of the Company.
“Business” means micromobility, including, without limitation, electronic scooter and bike rentals and related micromobility businesses.
“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of New York are closed for business.
“Bylaws” means the Amended and Restated Bylaws of the Company.
“Capital Stock” means any and all shares (including any preferred shares), interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing, whether voting or non-voting.
“Cash Management Services” means any of the following to the extent not constituting a line of credit (other than an overnight draft facility that is not in default); automated clearing house transactions, treasury and/or cash management services, including, without limitation, treasury, depository, overdraft, credit, purchasing or debit card, non-card e-payable services, electronic funds transfer, treasury management services (including controlled disbursement services, overdraft automatic clearing house fund transfer services, return items and interstate depository network services), other demand deposit or operating account relationships, foreign exchange facilities, and merchant services.
“Cash Settlement Conditions” means, with respect to the settlement of any conversion (or redemption) of any Permitted Convertible Debt, satisfaction of each of the following events at the time of delivery of the conversion consideration: (a) both immediately before and after giving effect thereto, no Default or Event of Default shall exist or result therefrom, (b) the Company’s Qualified Cash (as defined in the Senior Credit Agreement) shall be no less than 150% of the outstanding Senior Obligations and (c) no Redemption Trigger Event (as defined in the Senior Credit Agreement) shall exist or result therefrom.
“Closing Date” means the date of this Agreement.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” means all of the Assets of the Company intended to be subject to a Lien in favor of the Holders in the manner set forth in Section 6.3; provided that in no event shall the Collateral include any Excluded Assets.
“Collateral Agent” has the meaning set forth in the introductory paragraph hereto and as further defined in Section 9.
“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

“Consideration” means the amount of money paid by each Purchaser pursuant to this Agreement as shown on the Schedule of Purchasers.
“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed, without duplication of the primary obligation, to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement. For the avoidance of doubt, no Permitted Bond Hedge Transaction or Permitted Warrant Transaction will be considered a Contingent Obligation of the Company.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Requisite Holders, executed and delivered by the Company, the Collateral Agent, for the benefit of the Secured Parties, the applicable securities intermediary or bank, and any other agents (as applicable), which agreement is sufficient, subject to the Senior Intercreditor Agreement and the Intercreditor Agreement, to give the Collateral Agent, for the benefit of the Secured Parties, “control” over the subject securities account or deposit account or Investment Property, each as defined in and under the Uniform Commercial Code of the applicable jurisdiction.
“Conversion Shares” means the Equity Securities issuable upon conversion of the Notes, pursuant to the terms of each Note.
“Corporate Transaction” means any transaction defined as a “Deemed Liquidation Event” in the Restated Certificate.
“Default” means any event or circumstance which constitutes an Event of Default or which, with the giving of notice or lapse of time or both would, unless cured or waived, constitute an Event of Default.

“Domestic Subsidiary” means any Subsidiary of the Company organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America.
“Dollars” and the symbol “$” each means the lawful money for the time being of the United States of America in same day immediately available funds or, if such funds are not available, the form of money of the United States of America which is customarily used in the settlement of international banking transactions on that day.
“Equity Cash Payment Conditions” means, with respect to a given Equity Cash Payment Transaction, in each case measured immediately before and immediately after giving effect to any cash payments to be made in connection with such Equity Cash Payment Transaction: (a) no Default or Event of Default shall have occurred and be continuing, (b) the Company shall have Qualified Cash (as defined in the Senior Credit Agreement) in an amount greater than or equal to 200% of the then-outstanding Senior Obligations and (c) no Redemption Trigger Event shall exist or result therefrom.
“Equity Cash Payment Transaction” means any transaction or series of related transactions whereby any cash, cash equivalents or other immediately available funds are distributed, exchanged, redeemed, deposited, paid, settled or otherwise transferred for, on account of, or in connection with the ownership of any Capital Stock or other ownership rights in any capital stock, joint venture or similar interests, including without limitation in connection with any Permitted Investments (as defined in the Senior Credit Agreement), Permitted Indebtedness or any transaction permitted under Section 6.2(d).
“Equity Securities” means the Company’s Common Stock or Preferred Stock or any securities conferring the right to purchase the Company’s Common Stock or Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company’s Common Stock or Preferred Stock, except any security granted, issued and/or sold by the Company to any director, officer, employee or consultant of the Company in such capacity for the primary purpose of soliciting or retaining their services.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the failure by the Company or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (c) the incurrence by the Company or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization or insolvent (within the meaning of

Title IV of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate; (j) the engagement by the Company or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon the Company pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code.
“Event of Default” means any of the events specified in Section 8.1.
“Excluded Assets” means (A) any Exempt Accounts, (B) any contracts, licenses or agreements in which the Company or any of its Subsidiaries has or hereafter acquires any right, title or interest, if and to the extent the Company or any of its Subsidiaries’ right, title or interest in such contract, license or agreement is subject to a contractual provision or other restriction on assignment (in each case, not entered into in contemplation of this Agreement) such that the creation of a security interest in the right, title or interest of the Company or any of its Subsidiaries therein would be prohibited or would, in and of itself, cause or result in a default thereunder resulting in termination of such contract, license or agreement or enabling another Person party to such contract, license or agreement to enforce any remedy with respect thereto; provided that the foregoing exclusions shall not apply if (i) such contractual provision or other restriction on assignment has been waived or such other Person has otherwise consented to the creation hereunder of a security interest in such contract, license or agreement, or (ii) such contractual provision or other restriction on assignment would be rendered ineffective pursuant to the Uniform Commercial Code, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code); provided further that immediately upon the ineffectiveness, lapse or termination of any such contractual provision or other restriction on assignment, the Company or applicable Subsidiary shall be deemed to have automatically granted a security interest in, all its rights, title and interests in and to such contract, license or agreement as if such contractual provision or other restriction on assignment had never been in effect, (C) any intent-to-use United States trademark applications for which an amendment to allege use or statement of use has not been filed or examined and accepted by the United States Patent and Trademark Office; provided, that upon such filing and acceptance, the Company or applicable Subsidiary shall be deemed to have automatically granted a security interest in such intent-to-use applications and such intent-to-use applications shall be included in Collateral, (D) assets as to which it is determined by the Requisite Holders in their reasonable discretion but in consultation with the Company that the burden and cost of perfecting a security interest therein outweighs the benefit to the Holders of the security to be afforded thereby, (E) motor vehicles and other assets subject to certificates of title, and (F) more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of capital stock owned by Company or any of its Subsidiaries of any Foreign Subsidiary which shares entitle the holder thereof to vote for directors or any other matter.
“Exempt Accounts” means, collectively, (1) payroll accounts, (2) employee benefit accounts, (3) trust accounts, (4) escrow accounts, (5) tax accounts (including, without limitation, sales tax accounts), (6) accounts maintained solely in trust for the benefit of third parties and fiduciary purposes, (7) zero balance or swept accounts, (8) cash collateral accounts and restricted accounts containing security deposits or (9) all Existing Accounts, in each case maintained in the ordinary course of business; provided, however, that under no circumstances shall the balance at any time in any such Exempt Account or the aggregate balance across all such Exempt Accounts exceed $10,000,000.
“Existing Accounts” means the balance of the following accounts as of the Closing: (1) that certain JPMorgan Chase account ending [***], (2) that certain BMO Harris account ending [***], (3) that certain Citibank account number ending [***], (4) that certain Citibank account number ending [***], (5) that certain Citibank account number ending [***] and any replacement or successor accounts.
“Fidelity Holder” means each Holder that is advised or sub-advised by Fidelity Management & Research Company LLC (“Fidelity”) or any affiliated investment advisor of Fidelity.
“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall end on the last day of each March, June, September and December of such Fiscal Year in accordance with the fiscal accounting calendar of the Company.
“Fiscal Year” means the fiscal year of the Company ending on December 31 of each calendar year.
“Foreign Plan” means any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Company or any Subsidiary with respect to employees employed outside the United States (other than any governmental arrangement).
“Foreign Subsidiary” means any Subsidiary that is a “controlled foreign corporation” under Section 957 of the Code, such that, in the case of any such Subsidiary of the Obligations of a Lien on the Assets of such Subsidiary to secure the Obligations would result in material tax liability to the Company or its direct or indirect owners.
“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.
“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-

or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.
“Guarantee Agreement” means that certain Guarantee dated as of the date hereof by the Guarantors in favor of the Holders, as amended, restated, supplemented or otherwise modified from time to time.
“Guarantor” means (i) each Domestic Subsidiary of the Company that has executed or delivered, or shall in the future, pursuant to Section 6.1, execute or deliver, any Guarantee of Obligations, and (ii) each other Subsidiary of the Company that the Company shall, in its sole discretion, cause to execute and deliver (a) a Guarantee of Obligations and (b) other Security Documents, in form and substance reasonably acceptable to the Company and the Requisite Holders, including Control Agreements or other instruments that provide the Collateral Agent with a perfected Lien (subject to Permitted Liens) over any deposit accounts or securities accounts held by such Subsidiary; provided, that, subject to Section 6.1(c)(iii), any Subsidiary that Guarantees the Senior Obligations shall also be required to Guarantee the Obligations and grant security in favor of the Collateral Agent, for the benefit of the Secured Parties, in accordance with Sections 6.1(a) and (b). As of the Closing Date, the sole Guarantor is Lime Neutron LLC, a Delaware limited liability company.
“Governmental Authority” means any nation or government, any state, province or other political subdivision thereof, and any agency, branch of government, department exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, whether domestic or foreign.
“Highbridge Holder” means each Holder that is advised or sub-advised by Highbridge Capital Management, LLC (“Highbridge”) or any successor of Highbridge.
“Holders” means (i) each of the Purchasers set forth on the Schedule of Purchasers, in each case for so long as such Purchasers continue to hold Notes and (ii) each other holder of Notes that may become a party from time to time hereto pursuant to an assignment in accordance with Section 10.1 and their respective successors and assigns and “Holder” means any one of them.
“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business), including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, as determined under GAAP, and (d) all Contingent Obligations. For the avoidance of doubt no Permitted Warrant Transaction shall be considered Indebtedness.
“Indemnitee” has the meaning set forth in Section 10.8.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Notes Party, its Affiliates (including Subsidiaries) or any other Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect, special or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Notes Documents or the transactions contemplated hereby or thereby (including the Purchasers’ agreement to purchase the Notes or the use or intended use of the proceeds thereof, or any enforcement of any of the Notes Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guarantee Agreement)); (ii) any fee letter delivered by the Collateral Agent or any Purchaser to the Company with respect to the transactions contemplated by this Agreement; (iii) any environmental claim relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of the Company or any of its Subsidiaries; (iv) any Note or the use of proceeds thereof; or (v) any of the Transactions.
“Initial Public Offering” or “IPO” means the closing of the issuance and sale of shares of Equity Securities of the Company in the Company’s first underwritten public offering pursuant to an effective registration statement under the Act.
“Insolvency Proceeding” has the meaning set forth in Section 8.1(c).
“Intellectual Property” means any intellectual or intangible property (whether owned or licensed) including, without limitation, trademarks, trademark registrations and applications, service marks, service mark registrations and applications, trade names, trade name registrations and applications, corporate names and fictitious names, copyrights, copyright registrations and applications, works of authorship, patents, patent applications, industrial designs, industrial design registrations and applications, integrated circuit topographies, integrated circuit topographies applications and registrations, design rights, inventions, trade secrets, data, technical information, designs, plans, specifications, designs, formulas, processes, patterns, compilations, devices, techniques, mask works, mask work registrations and applications, methods, shop rights, know-how, show-how, and other business or technical confidential or proprietary information in each case whether or not such rights are patentable, copyrightable, or registerable; software and computer hardware programs and systems, source code, object code, databases, and documentation relating to the foregoing; all domain names, internet addresses, internet sites and social media including, without limitation, all related accounts, names and content; and other proprietary information owned, controlled, created, under development or used by or on behalf of any Person in whole or in part and whether or not registerable or registered, and any registrations or applications for the foregoing.

“Intercreditor Agreement” means the Intercreditor Agreement, dated as of the date hereof, by and among the Collateral Agent, the Purchasers, Uber and the Notes Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance, Guarantee or capital contribution to any Person or the acquisition of any material asset or property of another Person.
“Investors’ Rights Agreement” means the Investors’ Rights Agreement, dated as of May 7, 2020, by and among the Company and certain other investors party thereto, as amended, restated, supplemented or otherwise modified from time to time.
“IRS” means the Internal Revenue Service.
“Junior Investor Subordination Agreement” means the Consent and Subordination Agreement dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof), among the Collateral Agent, the Purchasers as the senior lenders, certain Junior Investors, as the subordinated lenders, constituting “Required Lenders” (as defined in the Junior Note Purchase Agreement) as subordinated lenders and the Notes Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Junior Investors” means the investors party to the Junior Note Purchase Agreement.
“Junior Note Purchase Agreement” means the Note and Warrant Purchase Agreement dated as of May 7, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time), among the Company and the Junior Investors as lenders.
“Key Employees” means any executive-level employee (including division director and vice president-level positions) as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Intellectual Property of the Company.
“Law” means all applicable provisions of statutes, ordinances, decrees, orders in council, rules, regulations, treaties and all applicable determinations, rulings, orders and decrees of Governmental Authorities and arbitrators.
“Lien” means a mortgage, prior claim, pledge, privilege, lien, charge or other encumbrance in the nature of a security interest in any Assets or a pledge or hypothecation thereof or any assignment by way of security.
“Material Adverse Effect” means a material adverse change in or effect on, either individually or in the aggregate, the business, Assets, liabilities, financial position or operating results of the Company, taken as a whole, or which adversely affects (i) the ability of the Company to perform any of its payment obligations under or pursuant to any of the Notes Documents in accordance with their respective terms, (ii) the validity or enforceability of any of the Notes

Documents or (iii) the priority ranking of any Lien granted to the Holders under the Security Documents (other than as a result by the failure of Holders to make or maintain any required filing or maintain possession of possessory Collateral).
“Material Contracts” means the contracts entered into by or assigned to the Company and any other contract to which the Company is a party that, (i) if terminated and not replaced, would reasonably be expected to have a Material Adverse Effect or (ii) that is set forth in Schedule 4.11A, in each case, as amended, supplemented, replaced or restated from time to time.
“Maturity Date” shall be as set forth in each Note.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, during the preceding five plan years has made or been obligated to make contributions, or has any liability.
“Multiple Employer Plan” means a Plan with respect to which the Company or any ERISA Affiliate is a contributing sponsor, and that has two or more contributing sponsors at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Notes” means the one or more Convertible Secured Promissory Notes due 2026 issued by the Company to the Purchasers pursuant to Section 2.1 below, the form of which is attached hereto as Exhibit A.
“Notes Documents” means, collectively, this Agreement, the Notes, the Senior Intercreditor Agreement, the Intercreditor Agreement, the Junior Investor Subordination Agreement, each Security Document, the Guarantee Agreement and all other consents, documents, instruments and agreements executed or delivered by the Notes Parties or any other Person in connection directly or indirectly with this Agreement or otherwise referred to or contemplated under or by this Agreement or any such documents, instruments or agreements, as the same may be amended, supplemented or restated from time to time.
“Notes Parties” means, collectively, the Company and each Guarantor, and “Notes Party” means any one of them.
“Obligations” means all unpaid principal of, accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, all premiums, if any, all accrued and unpaid fees and all expenses, reimbursements, indemnities and all other advances to, debts, liabilities and obligations of the Company or any Guarantor to the Holders, the Collateral Agent or any indemnified party arising under this Agreement, the Notes or the Notes Documents in respect of the Notes, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Company or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.
“Permitted Acquisition” means any Acquisition which is conducted in accordance with the following requirements:
(i)    of a business or Person or product engaged in a line of business that is similar, ancillary, complementary, incidental or related thereto, or an extension, development or expansion of the business of Company or its Subsidiaries;
(ii)    if such Acquisition is structured as a stock acquisition, then the Person so acquired shall either (i) satisfy the requirements of Section 6.1(a) hereof and be jointly and severally liable for all Obligations or (ii) such Person shall be merged with and into Company (with Company being the surviving entity);
(iii)    if such Acquisition is structured as the acquisition of assets, such assets shall be acquired by the Company or any of its Subsidiaries, and shall be free and clear of Liens other than Permitted Liens;
(iv)    Company shall have delivered to Holders not less than fifteen (15) days prior to the date of such Acquisition, notice of such Acquisition;
(v)    both immediately before and after such Acquisition, no Event of Default shall have occurred and be continuing;
(vi)    prior to or substantially concurrently with the consummation of any such Acquisition, delivery of a copy of the agreement relating to such Acquisition;
(vii)    such Acquisition is consensual (non-“hostile”) and, if applicable, shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the target, if applicable;
(viii)    the aggregate consideration paid in connection with all Acquisitions consummated in any Test Period (as defined in the Senior Credit Agreement) shall not exceed

$50,000,000, plus the amount of any Permitted Indebtedness described in clauses (v), (xi) or (xii) of the definition thereof incurred by the Notes Parties plus the amount of proceeds from the issuance of equity interests by the Company, so long as (x) on the date the definitive agreement for any Acquisition is entered into, after giving pro forma effect to such Acquisition, the Company shall be in compliance with all covenants set forth in Sections 7.20 and 7.21 of the Senior Credit Agreement as of the most recent Test Period (assuming, for purposes of Section 7.20 of the Senior Credit Agreement, that such transaction had occurred on the first day of such relevant Test Period), and (y) any such Indebtedness shall be Subordinated Indebtedness and (z) any such Indebtedness shall not have cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Maturity Date; provided, that this clause (z) shall no longer apply as of the first date an Initial Public Offering has occurred; and
(ix)    the Total Net Leverage Ratio (as defined in the Senior Credit Agreement) would be less than the Total Net Leverage Ratio immediately prior to the Acquisition.
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event or other change of the common stock of the Company) purchased by the Company in connection with the issuance of any Permitted Convertible Debt, as may be amended in accordance with its terms; provided that, the cost of such transaction (net of any proceeds to the Company from the sale of any related Permitted Warrant Transaction) shall not exceed 15% of the gross proceeds to the Company from such issuance of Permitted Convertible Debt; provided further that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type; provided; further that a certificate of the Company as to the satisfaction of such requirement (described in the immediately preceding proviso) delivered to each Holder at least ten (10) Business Days prior to entering into such transaction, together with a reasonably detailed description of the material terms, conditions and covenants of such transaction or drafts of documentation relating thereto, stating that the Company has determined in good faith that such terms, conditions and covenants satisfy the foregoing requirement, shall be conclusive evidence of satisfaction thereof, unless Holders (constituting Requisite Holders) notify the Company at least one (1) day prior to the date the Company intends to enter into such transaction that such Holders (constituting Requisite Holders) disagree, in each Holder’s commercially reasonable judgment, with such determination.
“Permitted Convertible Debt” means Indebtedness of the Company that is convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Company (or other securities or property following a merger event or other change of the common stock of the Company), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided, that such Indebtedness shall (i) not require cash settlement of conversions or other cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Maturity Date, (ii) be unsecured, (iii) not be guaranteed by any Subsidiary of the Company, (iv) be on terms and conditions customary for Indebtedness of such type); provided further that a certificate of the Company as to the satisfaction of the conditions described in clause (iv) delivered to each Holder at least ten (10) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements of clause (iv), shall be conclusive, unless Holders (constituting Requisite Holders) notify the Company within such ten (10) Business Day period that such Holders (constituting Requisite Holders) disagree, in each Holder’s commercially reasonable judgment, with such determination.
“Permitted Indebtedness” means:
(i)    Indebtedness under the Notes, including any Indebtedness resulting from payment-in-kind interest paid in respect of the Notes;
(ii)    Indebtedness of the Company or other Loan Parties (as defined in the Senior Credit Agreement) in favor of the Senior Lender or the Senior Agent arising under the Senior Credit Agreement or any other Loan Document (as defined in the Senior Credit Agreement) not to exceed $120,000,000 in an aggregate amount outstanding at any time, as reduced from time to time by principal payments received by Senior Lender or Senior Agent with respect to the loans extended under the Senior Credit Agreement or any Loan Document (as defined in the Senior Credit Agreement);
(iii)    Indebtedness existing on the Closing Date which is disclosed in Schedule 1A;
(iv)    Indebtedness to trade creditors incurred in the ordinary course of business;
(v)    Subordinated Indebtedness in an aggregate principal amount not to exceed, together with the Permitted Convertible Debt set forth in clause (xii) below, $500,000,000 at any one time outstanding; provided, that such Subordinated Indebtedness shall not require cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Maturity Date; provided, further, that if the Company requests that the Holders execute a subordination agreement with respect to such Subordinated Indebtedness, the Holders shall execute a subordination agreement reasonably acceptable to the Holders, it being agreement that any such subordination agreement substantially in the form of the Intercreditor Agreement or the Junior Investor Subordination Agreement shall be deemed reasonably acceptable to the Holders.
(vi)    reimbursement obligations in connection with letters of credit that are secured by cash and issued on behalf of the Company or a Subsidiary for real estate purposes in the ordinary course of business in an amount not to exceed $7,000,000 at any time outstanding;
(vii)    any Indebtedness incurred to finance the acquisition of any new vehicle fleet in an aggregate principal amount not to exceed $16,000,000 at any one time outstanding; provided, that such amount may be increased from time to time so long as the Company has provided notice to the Holders indicating the amount of the increase, the purposes of its use and the Requisite Holders consent to such increase;

(viii)    intercompany Indebtedness by a Notes Party to or in any other Notes Party;
(ix)    Indebtedness incurred to finance insurance premiums in the ordinary course of business;
(x)    Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;
(xi)    unsecured Indebtedness in an aggregate principal amount not to exceed $500,000 at any one time outstanding;
(xii)    Permitted Convertible Debt in an aggregate principal amount not to exceed the sum of (i) $300,000,000 at any one time outstanding, plus (ii) uncapped additional principal amounts, so long as (A) no Event of Default has occurred and is continuing, (B) after giving pro forma effect to the incurrence of such Indebtedness, the Company is in compliance with Section 7.20 of the Senior Credit Agreement as of the most recent Test Period (as defined in the Senior Credit Agreement) and (C) solely with respect to any Indebtedness permitted pursuant to the foregoing clause (ii), (x) any such Indebtedness is Subordinated Indebtedness and (y) any such Indebtedness shall not have cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, one hundred eighty (180) days after the Maturity Date; provided, that this clause (C) shall no longer be effective as of the first date an Initial Public Offering has occurred;
(xiii)    extensions, refinancings and renewals of any Permitted Indebtedness described in clause (iii) above, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms (including with respect to maturity date and amortization schedule, if any) upon the Company or the applicable Subsidiary, as the case may be, and subject to any limitations on aggregate amount of Indebtedness of such type, to the extent described in one of the foregoing clauses of this defined term;
(xiv)    intercompany Indebtedness that is unsecured and permitted pursuant to clause (viii) of the definition of Permitted Investments;
(xv)    guarantees of the Company in respect of Indebtedness of the Company to the extent permitted under Section 6.2(d);
(xvi)    Indebtedness arising from a bank or other financial institution honoring a check, draft or similar instrument (other than resulting from any overdraft) in the ordinary course of business;
(xvii)    Indebtedness incurred in respect of Cash Management Services, in each case, incurred in the ordinary course of business;
(xviii)    Indebtedness arising under performance, payment, surety, customs, stay, bid or appeal bonds, performance and completion guaranties and similar instruments, in each case in the ordinary course of business and not in connection with any Indebtedness for borrowed money; provided that an aggregate amount of such Indebtedness shall not exceed $2,000,000 at any time outstanding;
(xix)    Indebtedness consisting of Contingent Obligations in connection with any equity exchange program involving the issuance of equity awards under the Company’s equity incentive plans; provided that any cash payments made in connection with such Indebtedness shall only be made pursuant to an Equity Cash Payment Transaction that satisfies the Equity Cash Payment Conditions pursuant to Section 6.2(e); and
(xx)    reimbursement obligations in connection with letters of credit that are secured by cash and issued on behalf of the Company or a Subsidiary for any other purposes in the ordinary course of business in an amount not to exceed $5,000,000 at any time outstanding.
“Permitted Investment” means:
(i)    Investments existing on the Closing Date which are disclosed in Schedule 1B;
(ii)    (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (iii) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, (iv) money market accounts, and (v) Investments permitted by the Company’s investment policy, provided that Agent has approved such investment policy in writing;
(iii)    Repurchases by Company of its equity interests issued to departing managers, advisory members, officers, employees, consultants, directors or other service providers of Company, or departing officers, employees, consultants or other consultants of any Notes Party who are acting in such capacity on behalf of Company of equity interests of the Company, provided that the aggregate amount of such repurchases per Fiscal Year shall not exceed $1,000,000 per Fiscal Year and no default known to Company or Event of Default shall have occurred or be continuing;
(iv)    Investments accepted in connection with Permitted Transfers;
(v)    Investments received in connection with the bankruptcy or reorganization of a customer or supplier in the ordinary course of business;
(vi)    Investments consisting of notes receivable of, or prepaid royalties and other credit extensions in the ordinary course of business in an aggregate amount outstanding not to exceed $5,000,000 at any time;

(vii)    loans and advances to, or guarantees of Indebtedness of, employees, directors, officers, managers, consultants or independent contractors in the ordinary course of business in an aggregate amount not to exceed $500,000;
(viii)    Investments consisting of extensions of credit to or in (x) a Notes Party from another Notes Party, (y) any Subsidiary of the Company that is not a Notes Party from any other Subsidiary of the Company that is not a Notes Party or (z) so long as the Company and its Subsidiaries have Qualified Cash (as defined in the Senior Credit Agreement) of (i) at least $105,000,000 of Qualified Cash, any Subsidiary of the Company that is not a Notes Party (which, for the avoidance of doubt, shall be uncapped) from any Notes Party and (ii) less than $105,000,000 of Qualified Cash, in any Subsidiary of the Company that is not a Notes Party from any Notes Party in an aggregate amount outstanding at any time not to exceed $15,000,000; provided, that with respect to any extensions of credit by the Company or any other Notes Party to or in any Subsidiary of the Company that is not a Notes Party, no Event of Default has occurred and be continuing or would immediately result therefrom;
(ix)    Investments in deposit accounts, subject to compliance with Section 7.12 in the Senior Credit Agreement;
(x)    The Company’s entry into (including payments of premiums in connection therewith), and the performance of obligations under, any Permitted Bond Hedge Transactions and Permitted Warrant Transactions in accordance with their terms;
(xi)    Investments consisting of the leasing, licensing, sublicensing or contribution of Intellectual Property, in each case, on a nonexclusive basis and in the ordinary course of business or pursuant to non-exclusive joint marketing arrangements with other Persons;
(xii)    Investments consisting of purchases or acquisitions of inventory, supplies, materials and equipment or Permitted Acquisitions, in each case in the ordinary course of business;
(xiii)    [reserved];
(xiv)    Investments in connection with the cash management operations of Company and its Subsidiaries that constitute Permitted Indebtedness;
(xv)    Licenses described in clause (i) of the definition of “Permitted Transfer”;
(xvi)    guarantees of operating leases or of other obligations permitted under this Agreement that do not constitute Indebtedness, in each case, entered into by the Company in the ordinary course of business;
(xvii)    Investments constituting the cashless repurchase of common stock of Company deemed to occur upon the exercise of options, warrants or similar rights solely to the extent that shares of such stock represent a portion of the exercise price of such options, warrants or similar rights;

(xviii)    Investments consisting of Contingent Obligations to the extent permitted in clause (xix) of the defined term “Permitted Indebtedness”; and
(xix)    additional Investments that do not exceed $500,000 in the aggregate.
“Permitted Liens” means, as at any time, any one or more of the following:
(i)    Liens in favor of the Senior Agent or Senior Lender under the Senior Credit Agreement;
(ii)    Liens in respect of the Notes in favor of the Holders;
(iii)    Liens existing on the Closing Date which are disclosed in Schedule 1C;
(iv)    Liens arising by operation of law in favor of materialmen, artisans, mechanics, carriers warehouseman, landlords and other Persons securing ordinary course obligations which are not yet delinquent and not in connection with borrowed money;
(v)    Liens for Taxes, fees, assessments or other governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate proceedings, provided that the Company (or another appropriate Person) maintains adequate reserves therefor in accordance with GAAP;
(vi)    Liens arising from judgments, decrees or attachments (or appeal or other surety bonds related to such judgments) in circumstances which do not constitute an Event of Default hereunder;
(vii)    the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
(viii)    leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(ix)    Liens on equipment, software embedded in such equipment, and proceeds thereof, which (i) secure Indebtedness described in clause (vii) of the definition of Permitted Indebtedness or (ii) exist at the time such equipment is acquired by the Company;
(x)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;

(xi)    Liens in connection with Indebtedness described in clause (ix) of the definition of Permitted Indebtedness, provided that such Lien is limited to insurance proceeds arising from the subject insurance policy and the unearned portion of premium payments, and provided that financed premium payments are paid when due;
(xii)    statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms or securities intermediaries solely to secure payment of amounts due in the ordinary course of business in connection with the maintenance of deposit accounts or securities accounts, each as defined in and under the Uniform Commercial Code of the applicable jurisdiction;
(xiii)    easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiv)    licenses described in clause (i) of the definition of Permitted Transfer;
(xv)    (i) Liens on cash securing obligations permitted in accordance with clause (vi) of the defined term “Permitted Indebtedness” in an aggregate amount not to exceed the reimbursement obligation secured, and (ii) security deposits in connection with real property leases in the ordinary course of business; and
(xvi)    Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (i) or (ii) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been reduced by any payment thereon) does not increase, and subject to any limitation with respect to the amount secured by such Lien of such type, to the extent described in one of the foregoing clauses of this defined term.
“Permitted Transfer” means
(i)    (x) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business, (y) licenses that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory or may be exclusive as to territory but only as to discreet geographical areas outside of the United States in the ordinary course of business and (z) other exclusive licenses in the ordinary course of business; provided, that (A) at any time such license is in effect, (B) such license shall only be entered into with third parties on commercially reasonable terms and (C) any licenses with Subsidiaries shall be on an arms-length basis;
(ii)    dispositions of worn-out, used, decommissioned, obsolete or surplus Equipment (as defined in the Uniform Commercial Code) in the ordinary course of business, including any dispositions of vehicle fleet;
(iii)    use of cash in the ordinary course of business in a manner not prohibited by the terms of this Agreement;

(iv)    transfers, sales or other dispositions among the Company and its Subsidiaries; and
(v)    other dispositions of assets having a fair market value of not more than $250,000 in the aggregate in any Fiscal Year.
“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Company’s common stock (or other securities or property following a merger event or other change of the common stock of the Company) and/or cash (in an amount determined by reference to the price of such common stock) sold by the Company substantially concurrently with any purchase by the Company of a related Permitted Bond Hedge Transaction and as may be amended in accordance with its terms; provided that (x) that the terms, conditions and covenants of each such call option transaction are customary for agreements of such type, as determined by the Company in its commercially reasonable discretion, and (y) such call option transaction would be classified as an equity instrument in accordance with GAAP.
“Person” means any legal or natural person, corporation, company (including any limited liability company), firm, joint venture, sole proprietorship, partnership, whether general, limited or undeclared, trust, association, institution, unincorporated organization, Governmental Authority or other entity of whatever nature.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA, maintained for employees of the Company or any Subsidiary, or any such plan to which the Company or any Subsidiary is required to contribute on behalf of any of its employees or with respect to which the Company or any Subsidiary has any liability.
“Purchasers” has the meaning set forth in the introductory paragraph hereto.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.
“Requisite Holders” means (i) each of Uber, a majority-in-interest of the Highbridge Holders and a majority-in-interest of the Fidelity Holders (and their respective affiliates), for so long as Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) continue to hold, in the aggregate, 75% of the Notes held by Uber, the Fidelity Holders and the Highbridge Holders as of the date hereof; or (ii), if Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) are unable to unanimously approve the action in question or if Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) hold, in the aggregate, less than 75% of the Notes held by Uber, the Fidelity Holders and the Highbridge Holders as of the date hereof, the one or more Holders holding a majority of the aggregate principal amount of outstanding Notes.
“Restated Certificate” means the Company’s Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.
“ROFR Agreement” means the Right of First Refusal and Co-Sale Agreement, dated as of May 7, 2020, by and among the Company and certain other stockholders of the

Company party thereto, as amended, restated, supplemented or otherwise modified from time to time.
“Sanctioned Entities” means (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, (iv) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC or other relevant sanctions authority.
“Sanctioned Person” means a Person named on the list of Specially Designated Nationals maintained by OFAC.
“Schedule of Purchasers” has the meaning set forth in the introductory paragraph hereto.
“Secured Parties” means each Holder and the Collateral Agent.

“Security Agreement” means that certain Security Agreement dated as of the date hereof by the Notes Parties in favor of the Collateral Agent, for the benefit of the Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.
“Security Documents” means, collectively, all present and future documents, agreements and instruments pursuant to which any Notes Party grants a Lien to or for the benefit of the Collateral Agent on behalf of the Secured Parties, alone or together with any other Person, in any of its Assets securing all or any part of the Obligations, including the Security Agreement, any Control Agreements and intellectual property security agreements.
“Senior Agent” means Wilmington Trust, National Association, in its capacity as administrative agent and collateral agent for the Senior Lender under the Senior Credit Agreement.
“Senior Credit Agreement” means the Credit Agreement, dated as of June 4, 2021, as amended by that certain First Amendment to Credit Agreement, dated as of July 30, 2021, and as further amended by that certain Second Amendment to Credit Agreement, dated as of September 27, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time) between the Company as borrower, the Senior Lender and the Senior Agent or, to the extent the Senior Indebtedness is refinanced, any other credit agreement or similar agreement evidencing the refinanced Senior Indebtedness.
“Senior Indebtedness” means the indebtedness and other obligations of the Company under the Senior Credit Agreement and the other Loan Documents (as defined in the Senior Credit Agreement) and any refinancing(s) thereof; provided that the aggregate principal amount of such refinancing Indebtedness shall not exceed the outstanding aggregate principal amount of the Senior Indebtedness as of the Closing Date.
“Senior Intercreditor Agreement” means the Subordination and Intercreditor Agreement, dated as of the date hereof, by and among the Collateral Agent, the Purchasers, the Senior Agent and the Notes Parties, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Senior Lender” means Clover Private Credit Opportunities Origination II LP, a Delaware corporation, as the lender under the Senior Credit Agreement or, to the extent the Senior Indebtedness is refinanced, the lender for such refinanced Senior Indebtedness.
“Senior Obligations” means the “Secured Obligations” as defined in the Senior Credit Agreement.
“Solvent” means as to any Person, such Person (a) owns Assets whose fair salable value (as defined below) is greater than the amount required to pay all of its debts as they become matured; (b) owns Assets whose present fair salable value is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (d) is not “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code; and (e) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Notes Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. “Fair salable value” means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase.
“Stock Plan” means the Company’s equity incentive plan duly adopted by the Board and approved by the Company stockholders.
“Subagent” has the meaning set forth in Section 9.
“Subordinated Indebtedness” means Indebtedness subordinated to the obligations in respect of the Notes in amounts and subject to a subordination agreement on customary deep subordination terms.
“Subsidiaries” means, with respect to any Person, any other Person of which an aggregate of more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or other applicable governing body) of such other Person is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or a combination thereof, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Capital Stock whether by proxy, agreement, operation of Law or otherwise. Unless the context otherwise requires, each reference to a Subsidiary shall mean a Subsidiary of the Company.
“Tax” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Transaction Documents” means the Notes Documents, the Investors’ Rights Agreement, the Voting Agreement and the ROFR Agreement.

“UBER Guarantee Agreement” means the Guarantee dated as of May 7, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time), among the Subsidiaries of the Company from time to time party thereto and Uber.
“UBER Note Purchase Agreement” means the Note Purchase Agreement dated as of May 7, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time), among the Company and Uber.
“Voting Agreement” means the Voting Agreement, dated as of May 7, 2020, by and among the Company and certain other stockholders of the Company, as amended from time to time.
“written” or “in writing” shall include printing, typewriting, or any electronic means of communication capable of being visibly reproduced at the point of reception including telecopier and electronic data interchange.
2.    Amount and Terms of the Notes.
2.1    Issuance of Notes. In return for the Consideration paid by each Purchaser, the Company shall sell and issue to such Purchaser one or more secured Notes. Each Note shall have a principal balance equal to that portion of the Consideration paid by such Purchaser for the Note, as set forth in the Schedule of Purchasers. Each Note shall be convertible into Conversion Shares pursuant to the terms of each Note and shall be secured by the assets of the Company as described in such Notes and any related security agreement.
3.    Closing Mechanics.
3.1    Initial Closing. The initial closing (the “Initial Closing”) of the purchase of the Notes in return for the Consideration paid by each Purchaser shall take place remotely via the exchange of signatures on the date hereof, or at such other time and place as the Company and Purchasers purchasing a majority in interest of the aggregate principal amount of the Notes to be sold at the Initial Closing agree upon orally or in writing. At the Initial Closing, each Purchaser shall deliver the Consideration to the Company subject to and conditional upon the prior fulfillment of the following conditions by the Company to the entire satisfaction of (unless otherwise waived in writing by) the Purchasers:
(a)    On or prior to the Closing Date, the Purchasers shall have received from the Company the following, each dated as of a date satisfactory to the Purchasers and in form and substance entirely satisfactory to the Purchasers:
(i)    this Agreement duly executed by the Purchasers, the Collateral Agent and the Company;
(ii)    one or more executed Notes in return for the respective Consideration provided to the Company by each such Purchaser;
(iii)    the Senior Intercreditor Agreement duly executed by the Collateral Agent, the Purchasers, the Senior Agent and each Notes Party;

(iv)    the Intercreditor Agreement duly executed by the Collateral Agent, the Purchasers, Uber. and each Notes Party;
(v)    the Junior Investor Subordination Agreement duly executed by the Collateral Agent, the Purchasers, Required Lenders (as defined in the Junior Note Purchase Agreement), and each Notes Party;
(vi)    an amendment to each of the UBER Note Purchase Agreement, the UBER Guarantee Agreement and the Security Documents (as defined in the UBER Note Purchase Agreement), duly executed by Uber and the Company;
(vii)    the Adoption Agreement duly executed by the parties thereto;
(viii)    the Guarantee Agreement duly executed by the Purchasers and each Guarantor;
(ix)    the Security Agreement duly executed by the Collateral Agent and each Notes Party;
(x)    the results of Lien searches of all filings, registrations or recordings of or with respect to all of the Assets of each Notes Party in each of their respective jurisdictions of organization, together with such other documents that the Purchasers shall require evidencing, to the satisfaction of the Purchasers, that all such Assets are free and clear of all Liens, other than Permitted Liens, and that the Liens under the Security Documents constitute valid and enforceable first ranking Liens in each such jurisdiction against the Collateral securing the Obligations, subject only to Permitted Liens;
(xi)    (i) UCC-1 financing statements that upon filing perfect the security interests of the Collateral Agent, for the benefit of the Secured Parties in the assets of each Notes Party pledged to the Collateral Agent, for the benefit of the Secured Parties, as Collateral pursuant to the Security Agreement and (ii) all intellectual property security agreements requested by Collateral Agent in form to be properly filed and recorded in the United States Patent and Trademark Office or the United States Copyright Office, as applicable;
(xii)    certified copies of the articles or certificate of incorporation or other registered organizational documents from the Secretary of State (or equivalent body) of the jurisdiction of incorporation of each Notes Party;
(xiii)    a certificate of good standing or existence of each Notes Party dated as of a recent date from the Secretary of State (or equivalent body) of its respective jurisdiction of incorporation;
(xiv)    a certificate of an Authorized Officer of each Notes Party, dated the Closing Date, certifying as to the bylaws and resolutions attached thereto, the incumbency of officers signatory thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the other Transaction Documents;

(xv)    a certificate of the chief financial officer of the Company, dated the Closing Date, certifying that the Company and its Subsidiaries (on a consolidated basis) are Solvent;
(xvi)    an officer’s certificate of an Authorized Officer of the Company, dated the Closing Date, certifying that the conditions specified in Sections 3.1(b) and (c) have been fulfilled;
(xvii)    opinions in favor of the Purchasers and the Collateral Agent, in form and substance satisfactory to the Purchasers, dated the Closing Date, from Latham & Watkins LLP, as New York special counsel for the Company (and the Company hereby instructs its special counsel to deliver such opinion to the Purchasers and the Collateral Agent);
(b)    the representations and warranties of the Company in this Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct when made and at the time of and immediately after giving effect to the Initial Closing, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects when made and at the time of and immediately after giving effect to the Initial Closing;
(c)    before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 6.1(e), no Default or Event of Default shall have occurred and be continuing;
(d)    on the Closing Date, each purchase of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject and (ii) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System). If requested by any Purchaser in writing at least one (1) Business Day prior to the Initial Closing, such Purchaser shall have received an Officer’s Certificate from the Company certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted;
(e)    all approvals, authorizations, consents or orders of and filings, registrations and qualification with, any Governmental Authority required in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents by the Notes Parties and the consummation of the transactions contemplated herein or thereunder shall have been obtained; and
(f)    subject to Section 10.7, the Company shall have paid on or before the Initial Closing the reasonable fees, charges and disbursements of Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for certain Purchasers, Fenwick & West LLP, counsel for the Purchasers affiliated with the Fidelity Holders and Porter Hedges LLP, counsel for the Collateral Agent.
3.2    Tax Matters.
(a)    The parties hereto intend that the Notes shall be treated as debt for U.S. federal and applicable state, local and foreign income tax purposes and will report consistently with such intended treatment for all applicable tax purposes, except as otherwise required by Law.

(b)    Each Purchaser shall provide the Company with a properly completed IRS Form W-9 on or prior to the applicable Closing Date and shall update or replace such IRS Form W-9 as and to the extent required by Law or upon reasonable request by the Company. Each Purchaser acknowledges that any interest payable hereunder may be subject to withholding taxes if such Purchaser fails to comply with its obligations under this Section 3.2(b).
4.    Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Purchasers that, except as set forth on the Disclosure Schedule provided to the Purchasers, which exceptions shall be deemed to be part of the representations and warranties made hereunder (for purposes of these representations and warranties (other than Sections 4.2, 4.4, 4.6, 4.14, 4.18 and 4.21) the term the “Company” shall include any Subsidiary (A) that owns assets that represent more than 5% of the consolidated assets of the Company and its Subsidiaries or (b) has gross revenues that represent more than 5% of the consolidated gross revenues of the Company’s consolidated gross revenues, which as of the date hereof are: Lime S.A.R.L. , Lime Network B.V. and Lime Electric Ireland Limited):
4.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it was incorporated or organized and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on its business or properties.
4.2    Authorization. Except for the authorization and issuance of the shares issuable in connection with any Corporate Transaction or Initial Public Offering with respect to the Company and those disclosed in Schedule 4.2, all corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the other Notes Documents. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, the Notes and the other Notes Documents, the valid and enforceable obligations they purport to be. Except as otherwise indicated in this Section 4.2, the issuance of the Notes, or their subsequent conversion into Conversion Shares, will not be subject to the preemptive rights of any stockholder of the Company.
4.3    Compliance with Other Instruments. Neither the authorization, execution and delivery of this Agreement, nor the issuance and delivery of the Notes will constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company’s current Certificate of Incorporation or bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.
4.4    Valid Issuance of Common Stock and Preferred Stock. The Conversion Shares to be issued, sold and delivered upon conversion of the Notes will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Purchasers in this Agreement, will be issued in compliance with all applicable federal and state securities laws.
4.5    No Litigation and Other Proceedings. Except for the litigation disclosed in Schedule 4.5, there is no litigation, action or other legal proceeding pending or known to be threatened in writing against the Company the adverse determination of which would have a Material Adverse Effect or would be reasonably likely to result in a liability of the Company in excess of $1,000,000, or against any officer, director or Key Employee of the Company arising out of their employment or board relationship with the Company.
4.6    Financial Statements of the Company. The Company has delivered to each Purchaser its unaudited balance sheet and income statements as of, and for the eight months ended, August 31, 2021 (the “Financial Statement Date”) and as of and for the year ended December 31, 2020 (the “Balance Sheet Date”) (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.
4.7    No Judgments. To the knowledge of the Company, there are no outstanding material judgments, writs of execution, work orders, notices of deficiency capable of resulting in material work orders, injunctions or directives, in each case, in writing, against the Company or any of its Assets, except those disclosed in Schedule 4.7.
4.8    Title to Assets; No Liens. The Company is the owner of, and has good and marketable title to, all its Collateral, and the same are free and clear of all Liens, except for Permitted Liens.
4.9    Intellectual Property. Schedule 4.9 sets forth a complete list and a description at the date hereof of all material and registered Intellectual Property owned by the Company used in the Business of the Company. The Company owns the Intellectual Property free and clear of any Liens (other than Permitted Liens). The Company owns or licenses all Intellectual Property required to be able to carry-on its business as now conducted and as proposed to be conducted and all such licenses are in full force and effect. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other Person. Except as those disclosed in Schedule 4.9, the Company has not received any communications alleging that the Company has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other intellectual property or proprietary rights or processes of any other Person, and the Company is not aware of any potential basis for such an allegation or of any reason to believe that such an allegation may be forthcoming. No software that has been licensed to the Company under any open source or copyleft license, in whole or in part, is used in, incorporated into, embedded in, combined with, linked with or distributed with any products or software that are owned, or purported to be owned, by the Company in such a manner that would obligate the Company to (other than with respect to such software governed by the open source or copyleft license, in its unmodified form): (a) disclose, distribute or license the source code of any product or software that the Company owns or purports to own; (b) require that the Company disclose, distribute or license any product or software that the Company owns or purports to own, at no charge; or (c) require the Company to permit any other person to access, modify, make derivative works of or reverse-engineer the source code of any products or software that the Company owns or purports to own.
4.10    Employee Agreements. Each current and former Key Employee of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers (the “Confidential Information Agreements”). No current or former Key Employee has excluded works or inventions from his or her assignment of inventions pursuant to such Key Employee’s Confidential Information Agreement. The Company is not aware that any of its Key Employees is in violation of any agreement covered by this Section 4.10. The Company is not delinquent in any material payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification and collective bargaining. Except for those disclosed in Schedule 4.10, to the Company’s knowledge, no Key Employee intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as a Key Employee, nor does the Company have a present intention to terminate the employment of any of the foregoing.
4.11    Agreements; Actions. Except for the Transaction Documents and the Senior Credit Agreement, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) except for those set forth in Schedule 4.11A, obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000,000 or (ii) except for those set forth in Schedule 4.11B, the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company. The Company has not declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its Capital Stock.
4.12    Certain Transactions. Since May 7, 2020, except for those set forth in Schedule 4.12, other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the Board, and (iii) the purchase of shares of the Company’s Capital Stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved in the written minutes of the Board (previously provided to the Purchasers or their counsel), there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants, Key Employees or Major Investors (as defined in the Investors’ Rights Agreement), or any Affiliate thereof.
4.13    Compliance with Laws and Other Agreements. To the Company’s knowledge, except for those set forth in Schedule 4.13, the Company is not in material violation of (i) any Applicable Law, where such violation would materially affect the Company’s ability to continue business operations in the relevant jurisdiction, or (ii) any Material Contract . Neither the Company nor any of its directors or officers has made or received any improper payments to, or by, any governmental official or employee, any political party, official of a political party, official of any public organization or anyone else acting in an official capacity, in order to give, obtain, retain or direct business or obtain any improper advantage. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by Applicable Law) to ensure that the Company and its Affiliates is and will continue to be in compliance with all applicable anti-corruption and money-laundering laws and regulations applicable to it.
4.14    Corporate Documents. The Restated Certificate and Bylaws of the Company are in the form provided to the Purchasers. The copy of the minute books of the Company made available to the Purchasers contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders requested by the Purchasers and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes.
4.15    Rights of Registration and Voting Rights. Except as provided in the Investors’ Rights Agreement, the Company is not under any obligation to register under the Act, as amended, any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company’s knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.
4.16    Taxes. Except for those set forth in Schedule 4.16, Company and its Subsidiaries have filed all material Tax returns which are required to be filed by the Company or its Subsidiary and have paid all material Taxes which have become due except for any such payment of which the concerned party is contesting in good faith by appropriate proceedings and for which appropriate reserves have been provided on the books of the relevant Company or Subsidiary. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of Tax are adequate.
4.17    Security Documents, Liens. Each of the Security Documents creates a valid and enforceable perfected Lien in all the Collateral of the Company party thereto, subject only to Permitted Liens.
4.18    Company’s Jurisdiction and Capital Stock.

(a)    Listed on Schedule 4.18(a) are (i) the Company’s Subsidiaries, including for each such Subsidiary its current jurisdiction of incorporation or constitution and its full current name and (ii) the number and owner of all issued and outstanding Capital Stock owned by such Notes Party and the nature and percentage of such ownership interest.
(b)    The Company has reserved 5,111,090,530 shares of Common Stock for issuance pursuant to the Stock Plan. Of such reserved shares of Common Stock, no shares have been issued pursuant to restricted stock purchase agreements (other than, for the avoidance of doubt, shares issued pursuant to the early exercise of options), options to purchase 2,656,090,127 shares have been granted and are currently outstanding, and 937,070,790 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.
(c)    The full capitalization of the Company as of September 1, 2021 has been disclosed in diligence materials made available to the Purchaser and is accurate and complete in all material respects.
(d)    All outstanding shares of the Common Stock and all shares of the Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning and other customary purposes); and (ii) a lock-up or market standoff agreement of not less than one hundred eighty (180) days following the Initial Public Offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act.
(e)    Except as disclosed in diligence materials made available to the Purchaser, none of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including without limitation in the case where the Company’s Stock Plan is not assumed in an acquisition. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. Except as set forth in the Restated Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its Capital Stock.
(f)    409A. The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments (each, a “409A Plan”) complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the knowledge of the Company, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.
(g)    The Company has obtained valid waivers of any rights by other parties to purchase any of the Notes covered by this Agreement.

4.19    Labor Matters. There is no obligation of the Company under any collective agreements or under any consulting or management agreement requiring payments which cannot be cancelled without material liability. There are no complaints or charges against the Company pending or threatened in writing to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company.
4.20    Indebtedness. The Company does not have any Indebtedness, other than as expressly permitted under Section 6.2(a).
4.21    Corporate Chart. There has been no material change to the structure of the Company and its respective Subsidiaries as set forth in Schedule 4.21 that would be detrimental to the Collateral and priority ranking of any Lien granted to the Purchasers.
4.22    Leased Real Property. Schedule 4.22 contains a full and accurate description of all property and real estate leased by the Company, including a legal description of all such property in which it has a real right and the name and address of the landlord of any leased premises.
4.23    Solvency. As of the Closing Date, on a consolidated basis, the Company is Solvent.
4.24    Investment Company. The Company is not an “investment company” nor a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
4.25    ERISA and Pension Plans. (A) Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of the Company, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (B) There are no pending or, to the knowledge of the Company, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (C) No ERISA Event has occurred, and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. (D) The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of the Company or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero. (E) To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable requirements of Applicable Law and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that the failure so to comply could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Neither the Company nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended Fiscal Year of the Company or Subsidiary, as applicable, on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.
4.26    OFAC. The Company is not, to the knowledge of the Company, in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. To the knowledge of the Company, the Company (i) is not a Sanctioned Person or a Sanctioned Entity, (ii) does not have any of its Assets located in Sanctioned Entities, and (iii) does not derive any revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.
4.27    FCPA. Neither the Company, nor to the knowledge of the Company, no director, officer or employee of the Company or any Subsidiary, has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or any other applicable anti-corruption law in any material respect.
4.28    Anti-Terrorism. Neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any director, officer, or employee of the Company or any of their Subsidiaries (i) is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), or (ii) is in violation of (A) the Trading with the Enemy Act, (B) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto or (C) the PATRIOT Act (collectively, the “Anti-Terrorism Laws”).
4.29    Data Privacy. To the Company’s knowledge, the Company and its systems have not been subject to any data loss, data breach or other unauthorized access that resulted in the unauthorized access, use or disclosure of any personal information.
4.30    Shell Company Status. The Company is not, nor has it ever been, an issuer identified in Rule 144(i)(1) promulgated under the Securities Act.

4.31    Additional Agreements. The Company has not entered, and will not enter, into any agreement or understanding with any Purchaser purchasing Notes with respect to the transactions contemplated by this Agreement other than as specified herein or in one of the Notes Documents. For the avoidance of doubt, each Purchaser has the same rights with respect to the purchase of Notes as each of the other Purchasers other than as explicitly set forth in herein or in the Notes Documents.
4.32    Disclosure; Projections. To the Company’s knowledge, no representation or warranty of the Company contained in this Agreement, as qualified by the schedules hereto, no certificate furnished or to be furnished to Purchasers prior to or on the Closing Date contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The financial projections provided to the Purchasers for 2021, 2022 and 2023 were prepared by the Company in good faith; however, the Company does not warrant that it will achieve any results projected in such financial projections, particularly in light of the COVID-19 pandemic. It is understood that this representation is qualified by the fact that the Company has not delivered to the Purchasers, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to the Purchasers of securities.
5.    Representations and Warranties of the Purchasers. In connection with the transactions provided for herein, each Purchaser hereby represents and warrants to the Company that:
5.1    Authorization. This Agreement constitutes such Purchaser’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each Purchaser represents that it has full power and authority to enter into this Agreement.
5.2    Purchase Entirely for Own Account. Each Purchaser acknowledges that this Agreement is made with the Purchasers in reliance upon such Purchaser’s representation to the Company that the Notes, the Conversion Shares, and any Common Stock issuable upon conversion of the Conversion Shares (collectively, the “Securities”) will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Purchaser further represents that such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.
5.3    Disclosure of Information. Each Purchaser acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Each Purchaser further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

5.4    Investment Experience. Each Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, each Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.
5.5    Accredited Investor. Each Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the “SEC”), as presently in effect.
5.6    Restricted Securities. Each Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. Each Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.
5.7    Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Notes unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5 and Section 10.12 and:
(a)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(b)    (i) such Purchaser has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances or in any transaction in which a Purchaser transfers Securities to one or more affiliates of such Purchaser.
5.8    Legends. It is understood that the Securities may bear the following legend:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.”

5.9    Institutional Account. Each Purchaser satisfies the definition of “institutional account” under Rule 4512(c) of the Financial Industry Regulatory Authority, Inc.
6.    Covenants
6.1    Affirmative Covenants.
(a)    New Subsidiaries. Except as otherwise approved by the Required Lenders (as defined in the Senior Credit Agreement) under Section 7.13 of the Senior Credit Agreement (such that the requirements of such Section 7.13 are not so required to be complied with thereunder), with respect to (x) any Subsidiary formed or acquired after the Closing Date or (y) any Subsidiary existing on the Closing Date that does not Guarantee the Senior Obligations on the Closing Date but subsequently Guarantees the Senior Obligations at any time after the Closing Date, the Notes Parties shall, within thirty (30) days (or such longer period as the Senior Agent may agree) of formation or acquisition (in the case of clause (x)) or the date such Subsidiary guarantees the Senior Obligations (in the case of clause (y)), cause (i) any such Subsidiary that is a Domestic Subsidiary and (ii) any such Subsidiary that is not a Domestic Subsidiary that Guarantees the Senior Obligations, to Guarantee the Obligations and grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations set forth herein and in the Notes Documents, all of such Subsidiary’s property to secure such Guarantee. The Notes Parties shall deliver, or cause to be delivered, to the Collateral Agent, appropriate resolutions, secretary certificates and certified organization documents and, if requested by Senior Agent (acting at the direction of the Required Lenders) with respect to the Obligations (as defined in the Senior Credit Agreement), legal opinions relating to the matters described in this Section 6.1(a) (which opinions shall be in form and substance reasonably acceptable to the Requisite Holders and, to the extent applicable, substantially similar to the opinions delivered on the Closing Date); it being understood and agreed that no opinion shall be required with respect to the determination of whether any Subsidiary is a Domestic Subsidiary.
(b)    Security. The Company shall, and shall cause each Notes Party to, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such additional and future acts, deeds, instruments and assurances as are reasonably requested by Requisite Holders or the Collateral Agent to ensure at all times that the present and future obligations of the Company in respect of the Notes and the Guarantees by each Guarantor are fully secured by valid and enforceable Liens for the benefit of the Holders on all Collateral of each Notes Party, subject only to Permitted Liens, as and in the manner required by Section 6.3. The Company shall promptly notify the Holders upon any legal process in an amount greater than $1,000,000 affecting the Collateral.
(c)    Post-Closing Obligations
(i)    Bank Operations and Accounts. Subject to the Senior Intercreditor Agreement and the Intercreditor Agreement, the Company shall use commercially reasonable efforts within ninety (90) days after (i) the Closing Date or (ii) in the case of any Person that becomes a Guarantor after the Closing Date, the date such Person becomes a Guarantor (in each case, or such longer period as the Collateral Agent may agree (acting at the direction of the Requisite Holders), to cause each Notes Party to deliver Control Agreements with respect to its bank accounts (including, any deposit account, securities account or commodity account, each as defined in the Security Agreement but excluding any Exempt Accounts); provided that such Control Agreements shall not be required in the event the Senior Agent is not a party to a control agreement that has perfected its Lien on such accounts.
(ii)    Additional Guarantees and Security. Subject to the Senior Intercreditor Agreement, the Company shall cause, within ninety (90) days (or such longer period of time as the Requisite Holders may consent, which consent shall not be unreasonably withheld or delayed) after the Closing Date, (x) all Subsidiaries of the Company that are guarantors of the Senior Obligations on the Closing Date to become Guarantors of the Obligations and to execute and deliver a supplement to the Guarantee Agreement in form and substance satisfactory to the Requisite Holders and (y) all Assets of the Company and its Subsidiaries that are subject to the liens under the Senior Indebtedness on the Closing Date to become Collateral under this Agreement and become subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties. For the avoidance of doubt, Lime Neutron LLC shall Guarantee the Obligations and grant security overs its Assets in accordance with the Guarantee Agreement and the Security Documents, as applicable, on the Closing Date.
(d)    Reporting and Information. The Company shall furnish to the Holders:
(i)    Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year, a copy of the unaudited consolidated balance sheets of Company and each of its Subsidiaries, and the related consolidated statements of income, shareholders’ equity and cash flows as of the end of such Fiscal Quarter and for the portion of the Fiscal Year then ended, and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year all certified by an Authorized Officer of Company to the effect that they have been prepared in accordance with GAAP, (i) except for the absence of footnotes, (ii) subject to normal year-end adjustments, and (iii) except for certain non-cash items that are customarily included in quarterly and annual financial statements.
(ii)    Annual Financial Statements. As soon as practicable and in any event within ninety days (90) days after the end of each Fiscal Year (or, for the Fiscal Year ending December 31, 2021, one-hundred and eighty (180) days), a copy of the audited financial statements of Company and each of its Subsidiaries as at the end of such Fiscal Year prepared on a consolidated basis, including balance sheet and related statements of income, shareholders’ equity and cash flows and setting forth in comparative form the corresponding figures for the preceding Fiscal Year, and accompanied by the report of a firm of independent certified public accountants, which report shall contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and not include any explanatory paragraph expressing doubt as to going concern status.
(iii)    Notice of Default. As soon as possible and in any event within three (3) Business Days after becoming aware of the occurrence of any Event of Default or becoming aware of any event which constitutes a Default, a notification to the Holders and the Collateral Agent identifying such Default or Event of Default.
(iv)    Notice of Default under Senior Credit Agreement. As soon as possible and in any event within three (3) Business Days after becoming aware of the occurrence of any Event of Default (as defined in the Senior Credit Agreement) or becoming aware of any event which constitutes a Default (as defined in the Senior Credit Agreement), a notification to the Holders and the Collateral Agent identifying such Default or Event of Default.
(e)    Use of Proceeds; Margin Regulations. The Company will use the proceeds of the sale of the Notes for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). The Company does not own any margin stock in an amount in excess of 5% of Consolidated Total Assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
6.2    Negative Covenants.
(a)    Indebtedness. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, other than Permitted Indebtedness, except for (i) with respect to purchase money Indebtedness to the extent the outright purchase of such equipment would constitute an Investment in a capital asset that is permitted hereunder, (ii) the foregoing to the extent refinanced with similar Permitted Indebtedness, or (iii) as otherwise permitted by this Section 6.2(a) or approved in writing by the Requisite Holders.
Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of the Company or, following a merger event or other change of the common stock of the Company, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt shall not be prohibited by this Section 6.2(a); provided that, principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase to the extent made in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock and if the Cash Settlement Conditions are satisfied in respect of such redemption and at all times after such redemption.
(b)    Liens. The Company shall not, and shall not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien on any of its Assets, other than Permitted Liens

(c)    Asset Disposition. Except for Permitted Transfers, the Company shall not, and shall not permit any Subsidiary to, make any Asset Disposition, unless the proceeds of such Asset Disposition are reinvested within one hundred and eighty (180) days of such Asset Disposition or are used to make a mandatory prepayment of the Senior Indebtedness pursuant to the terms of the Senior Credit Agreement; provided that any distributions of Assets among the Company and its Subsidiaries shall be permitted for purposes of Section 6.2(d) and this Section 6.2(c).
(d)    Investments. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly acquire or own, or make any Investment in or to any Person other than Permitted Investments.
Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of the Company or, following a merger event or other change of the common stock of the Company, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt shall not be prohibited by this Section 6.2(d); provided that, principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase to the extent made in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock and if the Cash Settlement Conditions are satisfied in respect of such redemption and at all times after such redemption.
Notwithstanding the foregoing, the Company may repurchase, exchange or induce the conversion of Permitted Convertible Debt by delivery of shares of the Company’s common stock and/or a different series of Permitted Convertible Debt and/or by payment of cash (in an amount that does not exceed the proceeds received by the Company from the substantially concurrent issuance of shares of the Company’s common stock and/or Permitted Convertible Debt plus the net cash proceeds, if any, received by the Company pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, for the avoidance of doubt, the Company may exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt that are so repurchased, exchanged or converted.
(e)    Distribution. The Company shall not, and shall not permit any Subsidiary to (a) repurchase or redeem any class of stock or other equity interest of the Company or any of its Subsidiaries, other than repurchases described in clauses (iii), (xvii), and (xviii) of the definition of “Permitted Investments”; (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except for (i) any dividends or other distributions by any Subsidiary of the Company to the Company or another Subsidiary of the Company, (ii) distributions of Net Cash Proceeds (as defined in the Senior Credit Agreement) to the extent permitted by the terms of the Senior Credit Agreement, (iii) any payments made by the Company upon the death, disability, retirement or termination of employment of any employee, officer, manager or director or pursuant to any employee or director equity plan, employee, manager or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, officer, manager or director of the Company or any of its Subsidiaries in an amount not to exceed $500,000 or (iv) subject to satisfaction of the Equity Cash Payment Conditions, any other payments made by the Company to repurchase equity interests from any departing employees, officers, managers or directors or guarantee the payment of any such loans granted by a third party in an amount not to exceed $500,000 in the aggregate so long as no default known to the Company or Event of Default has occurred or is continuing; (c) waive, release or forgive any Indebtedness owed by any departing employees, officers, managers or directors in excess of $250,000 in the aggregate so long as no default known to the Company or Event of Default has occurred or is continuing; or (d) (x) the entry into and payment of any premium with respect to any Permitted Bond Hedge Transaction and (y) the settlement of any Permitted Warrant Transaction by (i) netting or set-off against any Permitted Bond Hedge Transaction, (ii) delivery of shares of common stock of the Company or (iii) if the Cash Settlement Conditions are satisfied, payment in cash.
Notwithstanding anything to the contrary in the foregoing, the issuance of, performance of obligations under (including any payments of interest), and conversion, exercise, repurchase, redemption (including, for the avoidance of doubt, a required repurchase in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock), settlement or early termination or cancellation of (whether in whole or in part and including by netting or set-off) (in each case, whether in cash, common stock of the Company or, following a merger event or other change of the common stock of the Company, other securities or property), or the satisfaction of any condition that would permit or require any of the foregoing, any Permitted Convertible Debt shall not be prohibited by this Section 6.2(e); provided that, principal payments in cash (other than cash in lieu of fractional shares) shall only be allowed with respect to any repurchase to the extent made in connection with the redemption of Permitted Convertible Debt upon satisfaction of a condition related to the stock price of the Company’s common stock and if the Cash Settlement Conditions are satisfied in respect of such redemption and at all times after such redemption.
Notwithstanding the foregoing, the Company may repurchase, exchange or induce the conversion of Permitted Convertible Debt by delivery of shares of the Company’s common stock and/or a different series of Permitted Convertible Debt and/or by payment of cash (in an amount that does not exceed the proceeds received by the Company from the substantially concurrent issuance of shares of the Company’s common stock and/or Permitted Convertible Debt plus the net cash proceeds, if any, received by the Company pursuant to the related exercise or early unwind or termination of the related Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso); provided that, for the avoidance of doubt, the Company may exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Permitted Convertible Debt that are so repurchased, exchanged or converted.
6.3    Security.

(a)    Lien Priority. The payment and performance when due of all obligations of the Company in respect of the Notes shall at all times be secured by Liens for the benefit of the Secured Parties on the Assets of the Company as follows:
(i)    a second priority Lien, on all present and future Assets of the Company, subject only to Permitted Liens;
(ii)    subject to the Senior Intercreditor Agreement and the Intercreditor Agreement, a pledge of Capital Stock by the Company of all Capital Stock in their Subsidiaries.
(b)    Other Security. The payment and performance when due of all Obligations of the Company shall also be secured by any other security documents or agreements required by the Collateral Agent (acting at the direction of the Requisite Holders, acting reasonably).
(c)    Provisions in Respect of the Security. Each agreement or other document creating, evidencing or relating to the Liens referred to in this Section 6.3 shall be in form and substance reasonably satisfactory to the Requisite Holders, and unless otherwise agreed by the Requisite Holders shall be duly registered, recorded, filed and all other notices given, consents obtained and actions taken, in each case so the Liens created, granted or evidenced therein shall constitute valid and enforceable Liens for the benefit of the Secured Parties on all the Collateral stated to be subject thereto, subject only to Permitted Liens, in each case, as the Collateral Agent (acting at the direction of the Requisite Holders) reasonably requests.
7.    State Commissioners of Corporations.
7.1    California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
8.    Defaults and Remedies.
8.1    Events of Default. Any of the following events shall be considered an “Event of Default” with respect to each Note:
(a)    Default in Payment of Note: The Company shall default in the payment or redemption of any part of the principal or unpaid accrued interest on the Note when due and payable, and does not cure such nonpayment or nonredemption, to the extent curable, within (30) days following such default;
(b)    Insolvency and Bankruptcy. The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation (each an “Insolvency Proceeding”), or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company;
(c)    Involuntary Bankruptcy. Within forty-five (45) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within forty-five (45) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; and
(d)    Default in Performance. Other than those Events of Default listed in other clauses of this Section 8.1 (and the underlying obligations thereof), if the Company shall fail to observe or perform any other obligation to be observed or performed by it under this Agreement, the Notes, or the other Notes Documents and does not cure such nonobservance or nonperformance, to the extent curable, within 30 days.
(e)    Attachments; Judgments. Any material portion of the assets of the Company or any Subsidiary of the Company is attached or seized, or a levy is filed against any such assets, or a final judgment or judgments is/are entered (in each case to the extent not paid and not covered by independent third party insurance) for the payment of money individually or in the aggregate, of at least $5,000,000, and there is a period of forty-five (45) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal, bond or otherwise, is not in effect, or the Company or any Subsidiary of the Company is enjoined or in any way prevented by court order from conducting any material part its business;
(f)    Cross-Default. Default or defined event of default that has not otherwise been cured or forgiven shall occur under any agreement to which the Company or any of its Subsidiaries is a party that evidences indebtedness of $10,000,000 or more, which could entitle or permit any Person to accelerate such Indebtedness;
8.2    Effect of a Default. Upon the occurrence and during the continuation of any Event of Default, the Requisite Holders, by notice to the Company may declare the Notes, all interest accrued and unpaid thereon and all other amounts payable by the Company under or pursuant to this Agreement, the Notes and the other Notes Documents to be forthwith due and payable, whereupon the outstanding principal amount of the Notes, all such accrued interest and all such other amounts shall become and be forthwith immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company. Thereupon, the Company shall immediately pay to the Holders all such amounts due and payable. In addition to the foregoing, if an Event of Default pursuant to Sections 8.1(b) or 8.1(c) shall occur, the outstanding principal amount of the Notes, all interest accrued and unpaid thereon and all other amounts payable by the Company under or pursuant to this Agreement, the Notes and the other Notes Documents shall automatically be and become immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company, and thereupon the Company shall immediately pay to the Holders all such amounts due and payable. For greater certainty, the Company will be considered to be in default of its obligations hereunder by the mere lapse of time provided for performing such obligations, without any requirement of further notice or other act of any Holder unless a notice is specifically required hereunder. If an Event of Default shall have occurred and be continuing, the Holders may immediately exercise all rights and remedies they may have under this Agreement, the Notes and the other Notes Documents and by Law, all without any additional notice, presentment, demand, protest, notice of dishonor, take possession of any of the Collateral, or any other action, notice of all of which are expressly waived by the Company.
8.3    Remedies Cumulative; No Waiver. For greater certainty, it is expressly understood and agreed that the rights and remedies of the Holders under this Agreement, the Notes and the other Notes Documents are cumulative and are in addition to, not in substitution for, any rights or remedies provided by any Applicable Law; no failure on the part of any Holder to exercise, and no delay in exercising, any right or remedy hereunder or thereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Holder of any right or remedy for a default or breach of any term, covenant, condition or agreement herein contained prejudice or preclude any other or further exercise thereof or the exercise of any other right or remedy for the same or any other default or breach and shall not waive, alter, affect or prejudice any other right or remedy.
9.    Collateral Agent.
9.1    Each Holder hereby irrevocably designates and appoints the Collateral Agent as the collateral agent under this Agreement and the Notes Documents, and each such Holder irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the Notes Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the Notes Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the Notes Documents, or any fiduciary relationship with any Holder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Notes Documents or otherwise exist against the Collateral Agent.
9.2    In furtherance of the foregoing, each Holder hereby appoints and authorizes the Collateral Agent to act as the agent of such Holder for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Company or any Subsidiary to secure any of the obligations owing under this Agreement or the Notes Documents, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent shall be entitled to the benefits of this Section 9.
9.3    The Collateral Agent may execute any of its duties under this Agreement and the Notes Documents (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof)) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent may also from time to time, when it deems it to be necessary or desirable, appoint one or more trustees, co-trustees, collateral co-agents, collateral subagents or attorneys-in-fact (each, a “Subagent”) with respect to all or any part of the Collateral and each Subagent shall be entitled to the benefits of all provisions of this Section 9.3 as though such Subagent was the Collateral Agent; provided, that no such Subagent shall be authorized to take any action with respect to any Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent. Should any instrument in writing from the Company or any Subsidiary be required by any Subagent so appointed by the Collateral Agent to more fully or certainly vest in and confirm to such Subagent such rights, powers, privileges and duties, the Company shall, or shall cause such Subsidiary to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Collateral Agent. If any Subagent, or successor thereto, shall become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such Subagent, to the extent permitted by law, shall automatically vest in and be exercised by the Collateral Agent until the appointment of a new Subagent.
9.4    The Collateral Agent shall not be responsible for the negligence or misconduct of any agent, attorney-in-fact or Subagent that it selects with reasonable care. The Collateral Agent shall not, and neither shall any of its Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates be (a) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement or any other Notes Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such person’s own gross negligence, willful misconduct or bad faith) or (b) responsible in any manner to any holder of the Notes for any recitals, statements, representations or warranties made by the Company or any Subsidiary or any officer thereof contained in this Agreement or any other Notes Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Notes Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Notes Document or for any failure of the Company or any Subsidiary a party thereto to perform its obligations hereunder or thereunder. The Collateral Agent shall not be under any obligation to any holder of the Notes to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Notes Document, or to inspect the properties, books or records of the Company or any Subsidiary. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Notes Documents. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, and (b) the Collateral Agent shall not, except as expressly set forth herein and in the other Notes Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity. Without limiting the generality of clause (a) of the previous sentence, the use of the term “agent” herein and in the other Notes Documents with reference to Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties. The Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Notes Documents that the Collateral Agent is required to exercise as directed in writing by the Requisite Holders (or such other number or percentage of holders of the Notes as shall be expressly provided for herein or in the other Notes Documents); provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Notes Document or applicable Law. The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Notes Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Notes Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Notes Documents, (v) the value or the sufficiency of any Collateral, (vi) the satisfaction of any condition set forth in Section 3 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent, (vii) the financial condition or business affairs of the Company, any Guarantor or any other Person liable for the payment of any Obligations, or (viii) the use of the proceeds of the Notes. The Collateral Agent shall not be responsible for or have any duty to (i) inspect the properties, books or records of the Company or any Guarantor or any of their respective Affiliates, (ii) file any financing statements or any continuation and/or amendment of any financing statements, in each case to perfect or continue the perfection of the Liens in the Collateral; or (iii) make any disclosures with respect to the foregoing or otherwise relating to the Company or any Guarantor unless expressly required herein.
9.5    The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) or conversation believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (including counsel to the Company), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Collateral Agent may request (i) instructions from the Requisite Holders (or such greater percentage of holders of the Notes required) prior to taking any action or entering into any amendment, modification or supplement, making any determination, making any calculation, sending any notice, revoking any notice, making a selection, request, election or appointment (including failing to make a selection, request, election or appointment), exercising any voting rights or powers (including failing to exercise any voting rights or powers), exercising any rights or remedies (and all actions incidental or related thereto), releasing, subordinating and/or terminating any Lien, exercising any powers as the attorney-in-fact for the Company or any Guarantor, providing any consent, approval, instruction or direction (including failing to provide any consent, approval, instruction or direction) or making (or failing to make) any filing or recording in connection with this Agreement or any of the other Notes Documents, and may refrain (and shall incur no liability from so refraining) from taking or omitting to take any act or making any such determination, calculation, selection request, exercising such voting rights or powers or providing such notice, approval or consent or entering into any amendments, modification or supplements until it receives such instruction (or calculation, as applicable) from the Requisite Holders (or such number or percentage of the holders of the Notes as shall be necessary under the circumstances as provided for herein or in the other Transaction Documents) and (ii) such indemnity from the holders of the Notes, in each case, as it deems appropriate (and until such instructions and indemnity, as applicable, are received, the Collateral Agent shall act, or refrain from acting, as it deems advisable in its sole discretion) and the Collateral Agent shall not incur liability to any holder of the Notes, the Company or any Guarantor by reason of so refraining. The Collateral Agent shall be fully justified in acting or in failing or refusing to take any action under this Agreement or any other Notes Document unless it shall first (a) receive such written instruction of the Requisite Holders as it deems appropriate and (b) if so determined by the Collateral Agent in its sole discretion, be indemnified to its satisfaction by the holders of the Notes against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Notes Documents in accordance with a written instruction of the Requisite Holders (or, if so specified by this Agreement, all of the holders of the Notes), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the holders of the Notes and all future holders of the Notes.
9.6    The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Collateral Agent has received written notice from a holder of the Notes or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the holders of the Notes. The Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Requisite Holders (or, if so specified by this Agreement, all of the holders of the Notes) in writing; provided, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the holders of the Notes.
9.7    Each Holder expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Company or any affiliate of the Company, shall be deemed to constitute any representation or warranty by the Collateral Agent to any holder of any Note. Each holder of a Note represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other holder of any Note, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into the business, operations, property, financial and other condition and creditworthiness of, the Company and its affiliates and made its own decision to purchase the Notes hereunder and enter into this Agreement. Each holder of a Note also represents that it will, independently and without reliance upon the Collateral Agent or any other holder of a Note, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Notes Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company and its affiliates. Except for notices, reports and other documents expressly required to be furnished to the holders of the Notes by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide any holder of a Note with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company or any affiliate of the Company that may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.
9.8    The Company agrees to pay or reimburse the Collateral Agent for all reasonable and documented out-of-pocket costs and expenses of the Collateral Agent (promptly following a written demand therefor, together with backup documentation supporting such reimbursement request) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Notes Documents and any amendment, waiver, consent, forbearance, modification or enforcement (whether through negotiations, legal proceedings or otherwise) of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all reasonable and documented attorneys’ fees, costs and expenses and, if necessary, a single local counsel in each relevant jurisdiction, and upon presentation of a summary statement, together with any supporting documentation reasonably requested by the Company, to pay or reimburse the Collateral Agent, promptly following a written demand therefor for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Notes Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any applicable bankruptcy, insolvency, reorganization, or similar law, and including all reasonable and documented fees, costs and expenses of one counsel to the Collateral Agent and one local counsel in each relevant jurisdiction). The agreements in this Section 9.8 shall survive the repayment of all Obligations.
9.9    The Holders agree to indemnify the Collateral Agent, in its capacity as such (to the extent not reimbursed by the Company or any Subsidiary and without limiting the obligation of the Company or any Subsidiary to do so), in the amount of its pro rata share of Notes (determined at the time such indemnity is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses (including attorneys’ fees) or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Notes) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of the preparation, negotiation, execution, delivery, performance and administration of this Agreement, any of the other Notes Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent under or in connection with any of the foregoing; provided, that no Holder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Collateral Agent’s gross negligence, willful misconduct or bad faith. The failure of any Holder to reimburse the Collateral Agent promptly upon demand for its ratable share of any amount required to be paid by the Holders as provided herein shall not relieve any other Holder of its obligation hereunder to reimburse the Collateral Agent for its ratable share of such amount, but no Holder shall be responsible for the failure of any other Holder to reimburse the Collateral Agent for such other Holder’ ratable share of such amount. The agreements in this Section 9.9 shall survive the payment of the Notes and all other amounts payable hereunder. To the extent permitted by applicable Law, no Holder shall assert, and each Holder hereby waives, any claim against the Collateral Agent and its Affiliates, officers, partners, members, directors, trustees, shareholders, advisors, employees, representatives, attorneys, controlling persons, agents and sub-agents on any theory of liability, for special, indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of or in any way related to this Agreement or any Transaction Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Note or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Holder hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
9.10    The Collateral Agent and its affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Company and its Subsidiaries as though the Collateral Agent were not the Collateral Agent. With respect to its Notes, the Collateral Agent shall have the same rights and powers under this Agreement and the other Notes Documents as any other Holder and may exercise the same as though it were not the Collateral Agent, and the term “Holder” shall include the Collateral Agent in its individual capacity.
9.11    The Collateral Agent may resign as Collateral Agent upon 30 days’ notice to the Holders and the Company. If the Collateral Agent shall resign as Collateral Agent under this Agreement and the other Notes Documents, then the Requisite Holders shall have the right, subject to the reasonable consent of the Company, to appoint a successor to serve as Collateral Agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor agent effective upon such appointment and approval, and the former Collateral Agent’s rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement or any holders of the Notes. If no successor agent has accepted appointment as Collateral Agent by the date that is 30 days following a retiring Collateral Agent’s notice of resignation from such role(s), the retiring Collateral Agent’s resignation from such role shall nevertheless thereupon become effective (except, in the case of the Collateral Agent holding collateral security on behalf of the Holders, the retiring Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed), and the Holders shall assume and perform all of the duties of the Collateral Agent hereunder and under the other Notes Documents until such time, if any, as the Requisite Holders (or the Company) appoint a successor agent to serve in the role as to which the Collateral Agent has resigned as provided for above. After any retiring Collateral Agent’s resignation as Collateral Agent the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement and the other Notes Documents.

9.12    The Collateral Agent is hereby authorized on behalf of all of the holders of the Notes, without the necessity of any notice to or further consent from any holder of the Notes, from time to time prior to an Event of Default, (but shall have no obligation to do so prior to receiving written direction from the Requisite Holders) to take any action with respect to any Collateral or Notes Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Notes Documents. Upon request by the Collateral Agent at any time, the holders of the Notes will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 9. The holders of the Notes authorize the Collateral Agent to release any Collateral in accordance with the Security Agreement and the other Notes Documents. In each case as specified in and subject to the provisions of this Section 9, the Collateral Agent will (and each holder of the Notes irrevocably authorizes the Collateral Agent to), at the Company’s expense, execute and deliver to the Company or any Guarantor, as applicable, such documents as such Person may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Notes Documents, or to evidence the release of such Guarantor from its obligations under the Security Agreement, in each case in accordance with the terms of the Security Agreement, the other Notes Documents and this Section 9.
9.13    Anything contained in any of the Notes Documents to the contrary notwithstanding, the Company, the Collateral Agent and each Holder hereby agree that (a) no Holder shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies hereunder in respect of the Collateral may be exercised solely by the Collateral Agent, on behalf of the holders of the Notes in accordance with the terms hereof and all powers, rights and remedies under the Notes Documents (including the Security Agreement) in respect of the Collateral may be exercised solely by the Collateral Agent, and (b) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Collateral Agent or any holder of any Note may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the holder of the Notes (but not any holder or holder of the Notes in its or their respective individual capacities unless the Requisite Holders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Collateral Agent at such sale or other disposition.
9.14    The Collateral Agent shall have no obligation whatsoever to the holders of the Notes or to any other Person to assure that the Collateral exists or is owned by the Company or any Guarantor or is cared for, protected or insured or that the Liens granted to the Collateral Agent pursuant to any Security Document have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9, or in any of the Notes Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent shall have no duty unless and until expressly directed by Requisite Holders. The Collateral Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by the Company or any Guarantor in connection therewith, nor shall the Collateral Agent be responsible or liable to the holders of the Notes for any failure to monitor or maintain any portion of the Collateral, the Liens therein or financing statements filed in connection therewith.
9.15    Each Holder hereby authorizes and instructs the Collateral Agent to execute and deliver and perform its obligations under the Security Agreement, the Senior Intercreditor Agreement, the Intercreditor Agreement, the Junior Investor Subordination Agreement and each other Notes Document to which the Collateral Agent is a party (and any amendments, restatements, supplements or modifications thereof approved in accordance with the terms thereof) on behalf of such Holder, and such Holder agrees to bound by the terms thereof. Each Holder (including any Holder that that may become a party from time to time hereto pursuant to an assignment in accordance with Section 10.1 and their respective successors and assigns) acknowledges and agrees that it shall be subject to the Purchase Option (as defined in the Intercreditor Agreement) and agrees to be bound by (and comply with) the terms and conditions thereof and each Holder further agrees not to make any disposition of all or any portion of the Notes unless and until the transferee has agreed in writing for the benefit of the 2020 Note Purchaser (as defined in the Intercreditor Agreement) to be bound by the Purchase Option. Subject to the Senior Intercreditor Agreement, the Intercreditor Agreement and the Junior Investor Subordination Agreement, any amount received by the Collateral Agent from proceeds of any Collateral following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Company or any of Guarantor, in each case that is continuing, shall be applied: (i) first, ratably, to pay any fees, indemnities or expense reimbursements then due to the Collateral Agent from the Company or any Guarantor, (ii) second, towards payment of interest and fees then due from the Company hereunder, ratably among the Holders entitled thereto in accordance with the amounts of interest and fees then due to such parties, (iii) third, towards payment of other Obligations then due from the Company or any Guarantor, ratably among the Holders entitled thereto in accordance with the amounts of such Obligations then due to such parties and (iv) last, the balance, if any, after all of the Obligations have been paid in full, to the Company or as otherwise required by law or any court of competent jurisdiction.
10.    Miscellaneous.
10.1    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that (i) the Company may not assign its obligations under this Agreement without the written consent of the Requisite Holders and (ii) the Purchasers may assign the Notes, in whole or in part to their Affiliates without consent of the Company, provided that the Purchasers shall provide written notice to the Company promptly after such assignment (and the failure to provide such notice shall not invalidate such assignment). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
10.2    Governing Law; Submission to Jurisdiction; Etc.

(a)    Governing Law. This Agreement, the Notes and the other Notes Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement, the Notes or any other Notes Document (except, as to any other Notes Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)    Submission to Jurisdiction. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York in the County of New York and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, the Notes or the other Notes Documents or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Holders may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Notes or other Notes Documents in any court referred to in Section 10.2(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
10.3    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
10.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
10.5    Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 10.5):
If to the Company:
Neutron Holdings, Inc.
85 2nd Street
San Francisco, CA 94105
Attention: Legal Department
With a copy to:
Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attention: Tad Freese
Email: [***]
If to the Purchasers:
At the respective addresses shown on the signature pages hereto.
With a copy to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention:     David S. Huntington
Austin Witt
Email:     [***]
[***]
If to the Collateral Agent:
Wilmington Savings Fund Society, FSB
500 Delaware Avenue
Wilmington, DE 19801
Attention: Global Capital Markets
E-mail: [***]
With a copy to:

Porter Hedges LLP
1000 Main Street
36th Floor
Houston, TX 77002
Attention:     Brian G. Rose
Email:     [***]
10.6    Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
10.7    Expenses. The Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by each Purchaser or each other Holder in connection with the transactions contemplated by this Agreement and the other Transaction Documents and in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Transaction Documents and with any amendments, waivers, consents, forbearances or modifications under or in respect of the Transaction Documents (whether or not such amendment, waiver, consent, forbearance or modification becomes effective, and including all reasonable fees, costs and expenses of local counsel in each relevant jurisdiction). The Company shall also pay the reasonable costs and expenses incurred by each Purchaser or each other Holder in enforcing or defending (or determining whether or how to enforce or defend) any rights or remedies under the Transaction Documents (whether through negotiations, legal proceedings or otherwise, including all such costs and expenses incurred during any proceeding under any applicable bankruptcy, insolvency, reorganization, or similar Law, and including all reasonable fees, costs and expenses of local counsel in each relevant jurisdiction). In addition, the Company will also pay the reasonable costs and expenses of each Purchaser or each other Holder (i) in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Transaction Documents, or by reason of being a Holder (but only so long as such subpoena or other legal proceeding arises out of matters which are related to the Company) and (ii) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or in connection with any work-out or restructuring of the transactions contemplated hereby and by the other Transaction Documents. The Company will pay, and will save each Purchaser and each other Holder harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by the Purchasers or any other holders in connection with its purchase of Notes). On the Closing Date, the Company will pay the reasonable costs and expenses (including reasonable attorneys’ fees) incurred on or prior to such date by each Purchaser or Holder in connection with the transactions contemplated hereby. The obligations of the Company under this Section 10.7 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or any other Transaction Document, and the termination of this Agreement or the other Transaction Documents (but shall not survive, with respect to any Holder of Notes, the conversion of the Notes held by such Holder, other than with respect to expenses incurred prior to such conversion).
10.8    Indemnity.
(a)    In addition to the payment of expenses pursuant to Sections 9.8 and 10.7, whether or not the transactions contemplated hereby are consummated, each Notes Party agrees to defend (subject to Indemnitees’ rights to selection of counsel), indemnify, pay and hold harmless, the Collateral Agent, the Purchasers, each other Holder and their respective Affiliates and each of their and the officers, directors, employees, agents, advisors, representatives and controlling persons of each of the Collateral Agent, the Purchasers, each other Holder, as well as the respective heirs, successors and assigns of the foregoing (each, an “Indemnitee”), from and against any and all Indemnified Liabilities; provided, that no Notes Party shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise (i) from the gross negligence, bad faith or willful misconduct of that Indemnitee, in each case, as determined by a final, non-appealable judgment of a court of competent jurisdiction, or (ii) from or out of any dispute among Indemnitees (other than a dispute involving claims against the Collateral Agent or any other agent or co-agent (if any), in each case, in their respective capacities as such) that did not involve an act or omission of the Notes Parties. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 10.8 may be unenforceable in whole or in part because they are violative of any Law or public policy, the applicable Notes Party shall contribute the maximum portion that it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.
(b)    To the extent permitted by applicable Law, no Notes Party shall assert, and each Notes Party hereby waives, any claim against the Collateral Agent, the Purchasers, each other Holder and their respective Affiliates, officers, partners, members, directors, trustees, shareholders, advisors, employees, representatives, attorneys, controlling persons, agents and sub-agents on any theory of liability, for special, indirect, incidental, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of or in any way related to this Agreement or any Transaction Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Note or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Notes Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems, except to the extent same resulted primarily from the gross negligence or willful misconduct of such Indemnitee (to the extent determined by a court of competent jurisdiction in a final and non-appealable judgment).
(c)    All amounts due under this Section 10.8 shall be due and payable within thirty (30) days after demand therefor.

(d)    The provision of this Section 10.8 shall expire and be of no further force and effect, with respect to any Holder of Notes, upon conversion of the Notes held by such Holder.
10.9    Entire Agreement; Amendments and Waivers. This Agreement and the Notes and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Holders; provided that, this Agreement and any Note may not be amended, modified or terminated and the observance of any term hereof or thereof may not be waived with respect to any Purchaser without the written consent of such Purchaser, unless such amendment, modification, termination, or waiver applies to all Purchasers in the same fashion; provided, further, that the definition of “Requisite Holders” may not be amended, modified or terminated and the observance of such term may not be waived without the written consent of Uber, a majority-in-interest of the Highbridge Holders and a majority in-interest of the Fidelity Holders. Any waiver or amendment effected in accordance with this Section 10.9 shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.
10.10    Effect of Amendment or Waiver. Each Purchaser acknowledges that by the operation of this Section 10.10, the Requisite Holders will have the right and power to diminish or eliminate certain rights of such Holders under this Agreement and each Note issued to such Purchaser.
10.11    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
10.12    “Market Stand-Off” Agreement. Each Purchaser hereby agrees that it will be bound by Section 2.11 of the Investors’ Rights Agreement, and agrees that a legend reading substantially as set forth in Section 2.12(b) of the Investors Rights Agreement will be placed on all certificates representing all Conversion Shares of each Purchaser.
10.13    Stock Purchase Agreement. Each Purchaser understands and agrees that the conversion of the Notes into Conversion Shares may require such Purchaser’s execution of certain agreements (in form reasonably agreeable to the Purchaser) relating to the conversion, purchase and sale of such securities.
10.14    Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Purchaser agrees that no other Purchaser nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Securities.

10.15    J.P. Morgan. Each of the parties hereto hereby acknowledges and agrees that (a) J.P. Morgan is acting solely as the Company’s placement agent in connection with the transactions contemplated by this Agreement, is not acting as the placement agent for any of the Purchasers, is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for any Purchaser, the Company or any other person or entity in connection with transactions contemplated by this Agreement; (b) J.P. Morgan has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the transactions contemplated by this Agreement; (c) J.P. Morgan will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated by this Agreement or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the transactions contemplated by this Agreement; and (d) J.P. Morgan shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by you, the Company or any other person or entity), whether in contract, tort or otherwise, to you, or to any person claiming through you, in respect of the transactions contemplated by this Agreement. The Company and the Purchasers agree that J.P. Morgan is an express third-party beneficiary of the terms of this Agreement.
10.16    Acknowledgement. In order to avoid doubt, it is acknowledged that each Purchaser shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the preferred stock of the Company or as a result of any splits, recapitalizations, combinations or other similar transaction affecting the Common Stock or Preferred Stock underlying the Conversion Shares that occur prior to the conversion of the Notes.
10.17    Cooperation; Further Assurance. Prior to any issuance of Conversion Shares upon conversion of the Notes, the parties agree to fully cooperate to (a) take, or cause to be taken, all further actions, (b) deliver to the other parties such further information and documents, (c) execute and deliver to the other parties such further instruments, including any amendments to the Company’s Restated Certificate or Bylaws, in each case as any other party may reasonably request as is necessary in order to authorize the issuance of such Conversion Shares in accordance with the respective Notes and (d) execute and deliver joinders to the customary shareholder agreements executed by investors in the latest financing round (including, without limitation, the Investors’ Rights Agreement, as amended or amended and restated from time to time) to the extent the applicable Purchaser receiving Conversion Shares is not already party to such agreement(s). For the avoidance of doubt, upon execution of such joinder to the Investors’ Rights Agreement, the Conversion Shares shall be deemed to be “Registrable Securities” pursuant to the Investors’ Rights Agreement as such term is defined therein. From time to time, the Company shall execute and deliver to the Purchasers such additional documents and shall provide such additional information to the Purchasers as any Purchaser may reasonably require to carry out the terms of this Agreement, the Notes and the other Notes Documents and any agreements executed in connection herewith or therewith, or to be informed of the financial and business conditions and prospects of the Company.

10.18    Interpretation of Defined Terms. Any terms used herein that are defined by reference to the Senior Credit Agreement shall be deemed to refer to the Senior Credit Agreement as in effect on the date hereof.
10.19    Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Neutron Holdings, Inc.

By:	/s/ Wayne Ting
Name: Wayne Ting

Title: Chief Eecutive Officer
SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

Wilmington Savings Fund Society, FSB, as Collateral Agent

By:	/s/ Chris Maher
Name: Chris Maher

Title: Authorized Signatory
SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY SECURITIES FUND:
FIDELITY FLEX LARGE CAP GROWTH FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIRM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Institutional Asset Management Trust Company as Trustee

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY NORTHSTAR FUND – SUB D

By: Its Manager Fidelity Investments Canada ULC

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

	By:	/s/ Chris Maher
Print Name: Chris Maher
Title: Authorized Signatory

Address:

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

WILMINGTON SAVINGS FUND SOCIETY, FSB, As Collateral Agent

By:	/s/ Geoffrey J. Lewis
Print Name: Geoffrey J. Lewis
Title: Vice President
SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By: Highbridge Capital Management, LLC, as Trading Manager

	By:	/s/ Jonathan Segal
Print Name: Jonathan Segal
Title: Managing Director

Address:		[***]

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.

By: Highbridge Capital Management, LLC, as Trading Manager

	By:	/s/ Jonathan Segal
Print Name: Jonathan Segal
Title: Managing Director

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

UBER TECHNOLOGIES, INC.

	By:	/s/ Nelson Chai
Print Name: Nelson Chai
Title: Chief Financial Officer

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

LI FUND I, A SERIES OF ADAMANT VENTURES, LP
By: Fund GP, LLC, its General Partner

By: Belltower Fund Group, Ltd., Manager of the General Partner

	By:	/s/ Brett Sagan
Print Name: Brett Sagan
Title: Authorized Person

Address:		[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

ABU DHABI GROWTH FUND RSC LTD

	By:	/s/ Khalifa Alsuwaidi
Print Name: Khalifa Alsuwaidi
Title: Director

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

Salix Investments, LLC

	By:	/s/ Greg Nelson
Print Name: Greg Nelson
Title: President

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

AME CLOUD VENTURES LP

By: AME Cloud Holdings, LLC, its general partner

	By:	/s/ Gregory R. Hardester
Print Name: Gregory R. Hardester
Title: Authorized Person

Address:		[***]

AME 2019 FUND LP

By: AME 2019 GP LLC, its general partner

	By:	/s/ Gregory R. Hardester
Print Name: Gregory R. Hardester
Title: Authorized Person

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

CAAS CAPITAL MANAGEMENT LP

	By:	/s/ Jane Korach
Print Name: Jane Korach
Title: General Counsel

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

DIAMETER MASTER FUND LP
By: Diameter Capital Partners LP, acting solely as its Investment Manager

	By:	/s/ Shailini Rao
Print Name: Shailini Rao
Title: General Counsel and CCO

Address:	[***]

DIAMETER DISLOCATION MASTER FUND LP
By: Diameter Capital Partners LP, acting solely as its Investment Manager

	By:	/s/ Shailini Rao
Print Name: Shailini Rao
Title: General Counsel and CCO

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

NPC LIME II, LLC
By: Next Play Capital GP III, LLC, its Managing Member

By: Next Play Capital, LLC, its Managing Member

	By:	/s/ Eric Valle
Print Name: Eric Valle
Title: General Partner & Authorized Signatory

Address:	[***]

NPC OPPORTUNITY FUND, LP
By: Next Play Capital GP II, LLC, its Managing Member

	By:	/s/ Eric Valle
Print Name: Eric Valle
Title: General Partner & Authorized Signatory

Address:	[***]

NEXT PLAY CAPITAL II, L.P.
By: Next Play Capital GP II, LLC, its Managing Member

	By:	/s/ Eric Valle
Print Name: Eric Valle
Title: General Partner & Authorized Signatory

Address:	[***]

NEXT PLAY CAPITAL III, L.P.
By: Next Play Capital GP III, LLC, its Managing Member

	By:	/s/ Eric Valle
Print Name: Eric Valle
Title: General Partner & Authorized Signatory

Address:	[***]
SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

SENTINEL DOME PARTNERS, LLC as Investment Subadvisor for NPB Manager Fund, SPC on behalf of, and for the account of, Segregated Portfolio 103

	By:	/s/ Q. Munirul Alam
Print Name: Q. Munirul Alam
Title: Chief Executive Officer / Chief Investment Officer

Address:	[***]

SENTINEL DOME PARTNERS, LLC as Investment Advisor to SDP Flagship Master Fund, LP

	By:	/s/ Q. Munirul Alam
Print Name: Q. Munirul Alam
Title: Chief Executive Officer / Chief Investment Officer

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

SIXTY DEGREE CAPITAL FUND II, L.P.,

by its general partner, SIXTY DEGREE CAPITAL FUND II GP INC.

By:	/s/ Jian Guo
Print Name: Jian Guo
Title: President

By:	/s/ Feng Zu
Print Name: Feng Zu
Title: Secretary

SIXTY DEGREE CAPITAL FUND II-A, L.P.,

by its general partner, SIXTY DEGREE CAPITAL FUND II GP INC.

	By:	/s/ Jian Guo
Print Name: Jian Guo
Title: President

	By:	/s/ Feng Zu
Print Name: Feng Zu
Title: Secretary

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

STANDARD LATITUDE MASTER FUND LTD.

	By:	/s/ David S. Winter
Print Name: David S. Winter
Title: Director

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

THE PRIVATE SHARES FUND

	By:	/s/ Kevin Moss
Print Name: Kevin Moss
Title: President

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

TRUE VC, LLC – SERIES 13
By: True Ventures Management Company, LLC, its Manager

By: True Capital Management, LLC, its Manager

	By:	/s/ Heather Goodman
Print Name: Heather Goodman
Title: President and Chief Operating Officer

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

WHITEBOX RELATIVE VALUE PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

	By:	/s/ Luke Harris
Print Name: Luke Harris
Title: General Counsel

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

WHITEBOX GT FUND, LP
By: Whitebox Advisors LLC its investment manager

	By:	/s/ Luke Harris
Print Name: Luke Harris
Title: General Counsel

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

	By:	/s/ Luke Harris
Print Name: Luke Harris
Title: General Counsel

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

PANDORA SELECT PARTNERS, L.P.
By: Whitebox Advisors LLC its investment manager

	By:	/s/ Luke Harris
Print Name: Luke Harris
Title: General Counsel

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

UZ INVESTMENTS LATAM I, LLC

	By:	/s/ Pablo Massana
Print Name: Pablo Massana
Title: Manager

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASERS:

MVB FUND FCR
By: Kanoar Ventures SGEIC as Management Company of MBV Fund

	By:	/s/ Carina Szpilka
Print Name: Carina Szpilka
Title: General Partner

Address:	[***]

MVB FUND FCR
By: Kanoar Ventures SGEIC as Management Company of MBV Fund

	By:	/s/ Ignacio Larru
Print Name: Ignacio Larru
Title: General Partner

Address:	[***]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

Schedule of Purchasers
[***]

Exhibit A
Form of Note

Secured Convertible Promissory Note
THIS NOTE, ANY SHARES OF CAPITAL STOCK ISSUABLE UPON CONVERSION OF THIS NOTE OR ANY REPLACEMENT NOTES ISSUABLE UPON EXCHANGE OF THIS NOTE, IN EACH CASE, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. NO OFFER, SALE OR TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.
THE HOLDER MAY NOT, DIRECTLY OR INDIRECTLY, TRANSFER THIS NOTE, EXCEPT IN ACCORDANCE WITH SECTION 14 AND SECTION 15 HEREOF.
THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO TREAS. REG. SECTION 1.1275-3: THIS DEBT INSTRUMENT IS ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE CHIEF FINANCIAL OFFICER OF THE ISSUER, AS A REPRESENTATIVE OF THE ISSUER, WILL MAKE AVAILABLE ON REQUEST TO THE HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE, AND YIELD. THE ADDRESS OF THE CHIEF FINANCIAL OFFICER OF THE ISSUER IS 85 SECOND STREET, FIRST FLOOR, SAN FRANCISCO, CA 94105.
SECURED CONVERTIBLE PROMISSORY NOTE
Original Principal Amount: $[ ò ]
Issuance Date: October 29, 2021
Note No. [ ò ]
FOR VALUE RECEIVED, Neutron Holdings, Inc., a Delaware corporation (the “Issuer”), hereby promises to pay [HOLDER] or its registered assigns (the “Holder”) the amount set out above as the Original Principal Amount, as such amount may be (i) increased pursuant to the payment in kind of any interest as provided in Section 3 and any other additional amounts due and added to such amount pursuant to the terms hereof or (ii) reduced, without duplication, pursuant to any conversion, exchange, redemption or repayment effected in accordance with the terms hereof (the balance of such amount from time to time being the “Outstanding Principal Balance”), and any other amounts owed hereunder, when due, whether upon the Maturity Date, redemption, acceleration, or otherwise (in each case in accordance with the terms hereof). This Secured Convertible Promissory Note (including all Replacement Notes (as defined below) issued in exchange, transfer or replacement hereof, this “Note”) is issued pursuant to the Purchase Agreement

(as defined below). Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.
SECTION 1.    DEFINITIONS. The following terms used in this Note will have the respective meanings set forth below:
“Act” means the Securities Act of 1933, as amended from time to time, and any rules or regulations promulgated thereunder.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Applicable Rate” means four percent (4.00%) from the Issuance Date to and including April 29, 2023, increasing by one half of one percent (0.50%) on April 30, 2023 and thereafter increasing by one percent (1.00%) at every successive six-month interval, up to a maximum of eight percent (8.00%); provided that upon and after the occurrence of a Non-Qualified Public Company Event, the Applicable Rate shall mean eight percent (8.00%).
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Law to remain closed.
“Cap Price” means an amount equal to the quotient of (x) $1,500,000,000 divided by (y) the aggregate outstanding share count of the Issuer as of the applicable Conversion Date (based on outstanding shares, warrants, restricted stock units and allocated options (using the Treasury method)) (subject to appropriate adjustment in the event of any stock dividend, stock split, stock combination, recapitalization or any other similar transaction or event with respect to the Capital Stock of the Issuer), excluding, for the avoidance of doubt, the Conversion Securities issued upon conversion of the Notes, in the event of conversion in connection with a Public Company Event, any shares issued in connection with a Public Company Event, in the event of a conversion in connection Change of Control Event, any shares issued in connection with such Change of Control Event, and in the event of a conversion in connection with a Next Financing, any shares issued in connection with such Next Financing.
“Capital Stock” means, with respect to a specified Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of, or interest in (howsoever designated), the equity of such Person, but not including any debt securities convertible into such equity and any non-convertible preferred stock or equity of such Person.
“Change of Control Conversion Price” means, with respect to a Change of Control Event, an amount equal to the lesser of (i) Cap Price and (ii) the product of (A) the price per share of the Common Equity of the Issuer implied by the definitive transaction agreement for such Change of Control Event multiplied by (B) the Discount Rate as of the Change of Control Effective Time.

“Change of Control Effective Time” means the “effective time” or similar point in time at which a Change of Control Event closes or is otherwise deemed to be consummated.
“Change of Control Event” means (i) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Issuer shares representing more than fifty percent (50%) of the outstanding voting power of the Issuer, (ii) a sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, (iii) a transaction that qualifies as a “Deemed Liquidation Event” as defined in the Amended and Restated Certificate of Incorporation of the Issuer as of the date hereof or (iv) the exercise of the Call Option. For the avoidance of doubt, a deSPAC Transaction shall not constitute a Change of Control Event.
“Change of Control Notice” has the meaning specified in Section 5(a).
“Close of Business” means 5:00 p.m., New York City time.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.
“Common Equity” of any Person means, if such Person is a corporation, all common stock of such Person (including voting, limited voting and non-voting common stock) or, if such Person is not a corporation, the equivalent Capital Stock of such Person.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Conversion Date” means the date on which the Conversion Time occurs.
“Conversion Election Notice” means a written notice delivered by a Holder to the Issuer confirming that the Holder has elected to convert all or a portion of the Notes pursuant to Section 4(b)(ii) or Section 9.
“Conversion Securities” means, (i) with respect to any conversion in connection with a Public Company Event that is not a deSPAC Transaction, shares of the class of Common Equity that are registered under the Exchange Act in connection with such Public Company Event and listed for trading on a Principal Market, (ii) with respect to any conversion in connection with a Public Company Event that is a deSPAC Transaction, shares of the Common Equity of the Issuer immediately prior to the Conversion Time for such Public Company Event, (iii) with respect to any conversion in connection with a Change of Control Event, shares of the Common Equity of the Issuer immediately prior to the Conversion Time for such Change of Control Event, and (iv) with respect to any conversion in connection with a Next Financing, the Next Financing Equivalent Securities.
“Conversion Time” means, (i) with respect to any Public Company Event that is an underwritten initial public offering, the time of the execution of the underwriting agreement entered into by the Issuer and the underwriters in connection with such Public Company Event, (ii) with respect to any Public Company Event that is a deSPAC Transaction, immediately prior to the deSPAC Effective Time, (iii) in the case of any other Public Company Event not specified in clause (i) or (ii), the Close of Business on the fifth (5th) Trading Day in respect of such Public Company Event, (iv) in the case of a Change of Control Event, immediately prior to the Change of Control Effective Time; provided that, in each case, settlement of the delivery of the applicable Conversion Securities shall be effected in accordance with Section 7 and (v) with respect to any conversion in connection with a Next Financing, at the initial closing of the Next Financing.
“Co-Sale Agreement” means that certain Right of First Refusal and Co-Sale Agreement of the Issuer, dated as of May 7, 2020, as the same may be further amended, restated, amended and restated or supplemented from time to time.
“Debtor Relief Laws” means the Chapter 11 of Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Derivative Securities” has the meaning ascribed to that term in the Rights Agreement.
“deSPAC Effective Time” means the “effective time” or similar point in time at which the business combination or similar transaction between the Issuer and the SPAC closes or is otherwise deemed to be consummated.
“deSPAC Transaction” means a merger, acquisition or other business combination involving (i) the Issuer or any Successor Issuer and (ii) a SPAC, which results in the Common Equity of the Issuer as of immediately prior to such transaction being converted into or exchanged for securities of the SPAC (or any Successor Issuer) registered under Section 12(b) of the Exchange Act.
“Direct Listing” means the initial listing of the Common Equity of the Issuer or the Successor Issuer under Section 12(b) of the Exchange Act without a contemporaneous underwritten public offering. For the avoidance of doubt, a Direct Listing shall not be deemed to be an underwritten offering and shall not involve any underwriting services. Any and all mentions of an underwritten offering or underwriters contained herein shall not apply to a Direct Listing.
“Discount Rate” means 0.800; provided that with respect to the conversion of this Note in connection with, or from and after, a Non-Qualified Public Company Event, the Discount Rate shall mean 0.750.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated by the SEC.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Note (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement, treaty, convention or other published agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing and any law or regulation or official rules or practices adopted pursuant to any such intergovernmental agreement, treaty, convention or other published agreement.
“Governmental Authority” means the government of the United States, any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies).
“Holder” has the meaning specified in the introductory paragraph.
“Indebtedness for Borrowed Money” with respect to a particular Person means (i) all obligations of such Person for borrowed money pursuant to credit or similar agreements and (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; provided that “Indebtedness for Borrowed Money” shall not include any obligations with respect to seller notes, trade accounts payable, deferred revenues, operating leases, deferred compensation, deferred tax liabilities, deferred purchase price of property or services, prepaid revenues, reimbursement in connection with letters of credit, letters of guaranty, and bankers’ acceptances and swap and other hedging instruments.
“Interest Payment Date” means April 29 and October 29 of each year commencing on October 29, 2022.
“Internal Reorganization Transaction” means a bona fide internal reorganization transaction pursuant to which (i) the Issuer either merges into a Successor Issuer or becomes a wholly owned subsidiary of a Successor Issuer and (ii) all or substantially all of the Common Equity of such Successor Issuer is owned, directly or indirectly, by Persons who were stockholders of the Issuer immediately prior to the consummation of such transaction, in substantially the same proportions as immediately prior to the consummation of such transaction.
“Issuance Date” means October 29, 2021.
“Issuer” has the meaning specified in the introductory paragraph; provided, however, that if any Successor Issuer or other Person assumes this Note pursuant to the terms hereof, such Successor Issuer or other Person shall be deemed to be the Issuer.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, code, ruling, or order of, including the administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, or any agreement with, any Governmental Authority.

“Maturity Date” means October 29, 2025.
“Merger Event” means (i) any merger or other similar transaction to which the Issuer is a party as a result of which the Common Equity, in whole or in part, is converted into or exchanged for cash or securities of any Successor Issuer or (ii) the sale, lease, exchange, exclusive, irrevocable license or other transfer of all or substantially all of the Issuer’s properties or assets (as determined on a consolidated basis) to any Successor Issuer (other than among the Issuer and its subsidiaries), in each case, in which such event is not (A) a Change of Control Event for which a conversion pursuant to Section 5(b) has been effected, (B) an Internal Reorganization Transaction or (C) a deSPAC Transaction.
“Next Financing” means a bona fide preferred stock financing of Capital Stock of the Issuer.
“Next Financing Conversion Price” means the lesser of (i) the Cap Price and (ii) an amount equal to the product of (x) a price per share equal to the lowest cash price per share of the shares of preferred stock issued by the Issuer in the Next Financing and (y) the Discount Rate as of the date of the Next Financing.
“Next Financing Equivalent Securities” means shares of preferred stock of the Issuer having the same or substantially similar rights and transfer restrictions (as nearly as commercially reasonable) as shares of preferred stock of the Issuer issued in a Next Financing; provided that any “original issue price”, “conversion price” or similar value of the Next Financing Equivalent Securities shall be based on the Next Financing Conversion Price rather than the applicable value with respect to the shares of Capital Stock issued in the Next Financing.
“Non-Conversion Redemption Option” has the meaning specified in Section 8.
“Non-Qualified Public Company Event” means any Public Company Event that is not a Qualified Public Company Event.
“Note” has the meaning specified in the introductory paragraph.
“Note Obligations Amount” means, as of any date of determination, the sum of (i) the Outstanding Principal Balance plus (ii) any accrued and unpaid interest thereon to but not including such date.
“Notes” means this Note, together with all other secured convertible promissory notes issued pursuant to the Purchase Agreement and any notes issued in exchange, transfer or replacement of such other secured convertible promissory notes.
“Open of Business” means 9:00 a.m., New York City time.
“Original Principal Amount” is the amount specified above the introductory paragraph of this Note.

“Outstanding Principal Balance” has the meaning specified in the introductory paragraph of this Note.
“PCE Conversion Price” means, as of an applicable Conversion Date, the lesser of (i) the Cap Price and (ii) the product of (x) the Public Price multiplied by (y) the Discount Rate as of such date.
“Person” means any individual, corporation, limited liability company, partnership, trust, association or other entity.
“PIK Interest Payment” has the meaning specified in Section 3(b).
“PIK Interest Payment Date” has the meaning specified in Section 3(b).
“PIPE Investment” means, with respect to a deSPAC Transaction, the private placement of Common Equity of the SPAC, the Successor Issuer or the Issuer in connection with such deSPAC Transaction.
“Principal Market” means the New York Stock Exchange, the Nasdaq Stock Market or any other national stock exchange on which the Conversion Securities are listed in connection with the applicable Public Company Event.
“Public Company Event” means any transaction pursuant to which the Common Equity of the Issuer (including any Successor Issuer) becomes registered under Section 12(b) of the Exchange Act, including, for the avoidance of doubt, an underwritten initial public offering, a deSPAC Transaction, a Merger Event in which the Issuer or the Successor Issuer has Common Equity registered under Section 12(b) of the Exchange Act or a Direct Listing.
“Public Company Event Notice” has the meaning specified in Section 4(a).
“Public Filing Date” means the date of the initial public filing or submission of the registration statement with the SEC in connection with a Public Company Event.
“Public Price” means (i) with respect to a Public Company Event that is a Direct Listing, the volume-weighted average of the VWAP per share of the Conversion Securities on each of the first Trading Day in respect of such Public Company Event and the next four (4) consecutive Trading Days, (ii) with respect to any Public Company Event that is an underwritten initial public offering, the per share offering price to the public to be set forth in the definitive underwriting agreement for such underwritten public offering, and (iii) with respect to a Public Company Event that is a deSPAC Transaction, the per share price implied to one share of Common Equity of the Issuer based on the price per share of the PIPE Investment to be issued in connection with the consummation of the deSPAC Transaction (provided that, if there is no PIPE Investment in connection with such deSPAC Transaction, then the Public Price means the price per share paid in the initial public offering of the SPAC).

“Purchase Agreement” means that certain Secured Convertible Promissory Note Purchase Agreement, dated as of October 29, 2021, by and among the Issuer and the investors listed on the Schedule of Holders thereto from time to time, as may be amended, restated, amended and restated or otherwise modified in accordance with its terms from time to time.
“Qualified Public Company Event” means any Public Company Event in which the Issuer and the selling stockholders receive aggregate gross proceeds (before deduction of underwriters’ discounts and commissions or other similar fees, if any) of at least $100,000,000, which, for the avoidance of doubt, in connection with a deSPAC Transaction shall include any PIPE Investment proceeds and any unredeemed funds in the cash trust account of the SPAC.
“Redemption Date” has the meaning specified in Section 8.
“Register” has the meaning specified in Section 14(e).
“Registered Notes” has the meaning specified in Section 14(e).
“Replacement Notes” has the meaning specified in Section 15(a).
“Requisite Holders” means Holders of a majority of the Outstanding Principal Balance of the Notes.
“Replacement Notes” has the meaning specified in Section 15(a).
“Rights Agreement” means that certain Investors’ Rights Agreement of the Issuer, dated as of May 7, 2020, as the same may be further amended, restated, amended and restated or supplemented from time to time.
“SEC” means the U.S. Securities and Exchange Commission.
“SPAC” means a publicly traded special purpose acquisition company or other similar entity that is a “blank check” company under applicable U.S. securities laws.
“Subsidiary” means any subsidiary (as defined below) of the Issuer.
“subsidiary” means, with respect to any specified Person (the “parent”) and as of any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with U.S. generally accepted accounting principles as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by U.S. generally accepted accounting principles to be consolidated in the consolidated financial statements of the parent.
“Successor Issuer” means a Person who is a successor of the Issuer or a Person who issues Common Equity in any Internal Reorganization Transaction, deSPAC Transaction or Merger Event (other than a Change of Control Event) in which the Common Equity of the Issuer is converted into, or exchanged for, in whole or in part, Common Equity of such Person (including, for the avoidance of doubt, a parent of the surviving or acquiring person in such Internal Reorganization Transaction, deSPAC Transaction or Merger Event, as applicable).
“Taxes” means any and all taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Trading Day” means, with respect to any Conversion Securities, a day on which trading in the Conversion Securities generally occurs on the Principal Market.
“Transferee” means the transferee designated by the Holder in accordance with Section 15.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“Voting Agreement” means that certain Voting Agreement of the Issuer, dated as of May 7, 2020, as in effect as of the date hereof.
“VWAP” means, with respect to the Conversion Securities and any Trading Day, the dollar volume-weighted average sale price for one share of the Conversion Securities on the Principal Market on that particular Trading Day during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets (or, if not available, a similar service provider of national recognized standing mutually selected by the Issuer) through its “Volume at Price” function. If the VWAP cannot be calculated for such security on such date on the foregoing basis, the VWAP of such security on such date shall be the fair market value as reasonably determined in good faith by the Issuer. Such price shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction or event during such period.
SECTION 2.    PAYMENT OF PRINCIPAL. If this Note has not yet been converted, redeemed, exchanged or repaid in full, an amount in cash equal to (A) the Note Obligations Amount as of the Maturity Date divided by (B) the Discount Rate shall be due and payable on the Maturity Date. Except as specifically permitted herein, including in Section 4(b)(ii), the Issuer may not voluntarily prepay or redeem this Note prior to the Maturity Date.

SECTION 3.    PAYMENT OF INTEREST.
(a)    During the term of this Note, interest shall accrue daily on the Outstanding Principal Balance at a rate equal to the Applicable Rate, as of each such date, from, and including, the Issuance Date to, but not including, the Maturity Date or such earlier date of redemption, prepayment or conversion, which, in the case of conversion shall be deemed to occur at the Conversion Time. The accrual of interest on this Note as of any date will be calculated based on the Outstanding Principal Balance of this Note as of the Close of Business on the immediately preceding Interest Payment Date or, if there is no preceding Interest Payment Date, on the Issuance Date (in each case, less any amounts previously redeemed or repaid following such date from and after the date of such redemption or repayment).
(b)    Accrued and unpaid interest shall be payable semi-annually in arrears by, at the Issuer’s election (in its sole discretion) on each Interest Payment Date, either (i) solely prior to a Non-Qualified Public Company Event adding such accrued interest to the Outstanding Principal Balance under this Note on such Interest Payment Date (such payment, a “PIK Interest Payment,” and such Interest Payment Date, a “PIK Interest Payment Date”), which addition of accrued interest will be effective as of the Open of Business on such PIK Interest Payment Date, or (ii) paying such accrued interest in cash on such Interest Payment Date in accordance with Section 17(b); provided that no interest previously paid pursuant to a PIK Interest Payment may be paid following the relevant PIK Interest Payment Date as accrued interest pursuant to clause (i) of this sentence. In the event that the Issuer does not elect whether to pay interest in kind or in cash on or before an Interest Payment Date, the Issuer shall be deemed to have elected to have made a PIK Interest Payment (and shall update the Register accordingly). Interest shall accrue and shall be computed on the basis of a 360-day year composed of twelve (12) thirty (30)-day months.
(c)    On each PIK Interest Payment Date, (i) the Issuer shall make a record on its books and in the Register of the increase in the Outstanding Principal Balance of this Note, if any, as a result of any PIK Interest Payment, which addition of accrued interest will be effective as of the Open of Business on such PIK Interest Payment Date, (ii) each Note shall represent the increased Outstanding Principal Balance, if any, and (iii) no separate Note will be issued with respect to such increase.
SECTION 4.    PUBLIC COMPANY EVENT.
(a)    Public Company Event Notice. No later than the earlier of (i) ten (10) Business Days prior to the anticipated Public Filing Date and (ii) fifteen (15) Business Days prior to entry into a definitive agreement with respect to a deSPAC Transaction, the Issuer shall provide to the Holder a written notice (the “Public Company Event Notice”) that it intends to make an initial public filing of a registration statement in connection with a Public Company Event or enter into such definitive agreement, as the case may be.
(b)    Public Company Event Conversion Process.
(i)    Qualified Public Company Event. Upon the occurrence of a Qualified Public Company Event, the Notes shall be automatically converted in full at the Conversion Time into a number of Conversion Securities equal to (1) the Note Obligations Amount as of the Conversion Time divided by (2) the PCE Conversion Price in accordance with Section 7.
(ii)    Non-Qualified Public Company Event. Upon the occurrence of a Non-Qualified Public Company Event:
(1)    if a Holder timely delivers to the Issuer a Conversion Election Notice in accordance with Section 7(e), all or a portion of this Note shall convert at the Conversion Time into a number of Conversion Securities equal to (1) the Note Obligations Amount (or the portion of such Note Obligations Amount specified in such Conversion Election Notice) as of the Conversion Time divided by (2) the PCE Conversion Price in accordance with Section 7;
(2)    if a Holder does not timely deliver a Conversion Election Notice in accordance with Section 7(e), the Issuer, in its sole discretion, shall be entitled to exercise the Non-Conversion Redemption Option in accordance with Section 8; or
(3)    if a Holder does not timely deliver a Conversion Election Notice as set forth in Section 7(e) and the Issuer does not timely exercise the Non-Conversion Redemption Option in accordance with Section 8, this Note shall remain outstanding in full force and effect, and thereafter, the Holder may deliver to the Issuer a Conversion Election Notice (which notice may specify the date of conversion of the Notes referenced therein) at any time at or prior to the Close of Business on the date that is thirty (30) Business Days prior to the Maturity Date, and this Note shall convert in full upon the Close of Business on the date specified in such notice into a number of Conversion Securities equal to (1) the Note Obligations Amount as of the conversion date divided by (2) the PCE Conversion Price in accordance with Section 7.
SECTION 5.    CHANGE OF CONTROL EVENTS.
(a)    Change of Control Event Notice. The Issuer shall deliver to the Holder a written notice of a Change of Control Event (the “Change of Control Notice”) no later than thirty (30) days prior to the anticipated Change of Control Effective Time; provided, that if the Issuer does not have thirty (30) days’ prior knowledge of such Change of Control Event, it shall provide a Change of Control Notice as soon as practicable after obtaining knowledge thereof, and in any event no later than ten (10) Business Days prior to the anticipated Change of Control Effective Time. The date of the anticipated Change of Control Effective Time will be determined in good faith by the Issuer.
(b)    Conversion to Common Equity. Upon the occurrence of a Change of Control Event, if this Note has not previously been redeemed, converted, exchanged or repaid in full as of the Change of Control Effective Time, as the case may be, this Note shall, subject to Section 4(b)(ii)(1), automatically convert in full as of the Change of Control Effective Time into a number of shares of Common Equity of the Issuer equal to (1) the Note Obligations Amount as of the Conversion Time divided by (2) the Change of Control Conversion Price.
SECTION 6.    MERGER COVENANT. In no event shall the Issuer effect an Internal Reorganization Transaction or a Merger Event (other than a Change of Control Event)

without the prior written consent of the Requisite Holders, unless (i) the Successor Issuer is properly classified as a U.S. corporation for U.S. federal income tax purposes and (ii) if the Issuer becomes a wholly owned subsidiary of a Successor Issuer in connection therewith, (x) the Successor Issuer becomes an additional obligor on the Notes (together with the Issuer) and expressly assumes this Note and the conversion obligations, if any, and payment obligations under this Note and (y) the Notes thereafter are convertible into the Common Equity of such Successor Issuer in accordance with the terms of and conditions of this Note.
SECTION 7.    CONVERSION PROCEDURES.
(a)    General Conversion Procedures. If the issuance of the Conversion Securities would result in the issuance of a fractional share of the Conversion Securities, such fractional share shall be forfeited. The Issuer shall pay any transfer, stamp or similar Tax due on the issuance or delivery of the Conversion Securities upon conversion, except any such transfer, stamp or similar Tax that is due because the converting Holder requests those shares to be registered in a name other than the Holder’s name, in which case the Issuer shall not be required to make any such issuance or delivery of the Conversion Securities upon conversion unless and until the Person otherwise entitled to such issuance or delivery has paid to the Issuer the amount of any such transfer, stamp or similar Tax or has established, to the satisfaction of the Issuer, that such transfer, stamp or similar Tax has been paid or is not payable. Delivery of Conversion Securities shall, unless otherwise requested in writing by the Holder and agreed by the Issuer, be by means of delivery of book entry shares to the account of the Holder or to the account of the securities intermediary of the Holder for the benefit of the Holder, in each case, pursuant to the instructions provided pursuant to this Section 7.
(b)    Conversion Procedures. In connection with any conversion of this Note, the Holder shall promptly (i) deliver instructions for delivery of the Conversion Securities and (ii) surrender this Note to the Issuer (or, in the case of the loss, theft or destruction of this Note, provide an indemnification undertaking with respect to this Note that is reasonably satisfactory to the Issuer) no later than the second (2nd) Business Day immediately preceding the Conversion Time; provided that failure to timely deliver instructions for delivery of the Conversion Securities or to timely surrender this Note shall toll but not release the Issuer of its obligations hereunder or delay the Conversion Date of this Note. Upon conversion of this Note, the Issuer shall deliver the Conversion Securities to the Holder no later than by 12:00 p.m. New York time on the later of, (x) (A) with respect to a Public Company Event other than a deSPAC Transaction, the second (2nd) Trading Day immediately following the Conversion Time and (B) with respect to a deSPAC Transaction or a Change of Control Event, the Conversion Time, and (y) the second (2nd) Trading Day following the day on which the Holder delivers to the Issuer settlement instructions pursuant to sub-clause (i) above. The Holder at the Conversion Time in connection with a Public Company Event pursuant to Section 4(b) shall be treated for all purposes as the beneficial owner of such Conversion Securities as of such Conversion Time. From and after the time at which the Conversion Securities are delivered to the Holder in accordance with the immediately preceding sentence, this Note (or the portion hereof representing such Conversion Securities) shall be deemed to be satisfied by the Issuer and shall cease to be outstanding for any purpose whatsoever.

(c)    deSPAC and Change of Control Transaction Conversion. Without limiting the foregoing, in connection with the conversion upon a Public Company Event that constitutes a deSPAC Transaction or upon any Change of Control Event, the Issuer shall cause the conversion to occur in a manner such that the Holder shall receive Common Equity of the Issuer entitled to receive consideration in the deSPAC Transaction or Change of Control Event pursuant to the definitive agreement for the deSPAC Transaction or Change of Control Event, as the case may be. The Holder agrees that no share certificate shall be required to be issued in connection with the conversion into Common Equity of the Issuer in connection with the deSPAC Transaction or a Change of Control Event if the Conversion Securities shall be exchanged for consideration in connection with the deSPAC Transaction or the Change of Control Event.
(d)    Delays. Without limiting any of the foregoing, if the Holder fails promptly to (i) deliver instructions for delivery of the Conversion Securities and (ii) surrender this Note to the Issuer (or in the case of the loss, theft or destruction of this Note, provide an indemnification undertaking with respect to this Note that is reasonably satisfactory to the Issuer) by the second (2nd) Business Day immediately preceding the Conversion Time, the Issuer will still be deemed to have converted this Note at such Conversion Time and shall hold, for the benefit of the Holder, the Conversion Securities or any other securities issued in exchange for, or upon conversion of, such Conversion Securities until receipt of the requisite delivery instructions and the Note (or indemnification in accordance with this Section 7).
(e)    Non-Qualified Public Company Event. In the event of a Non-Qualified Public Company Event, a Holder shall provide notice to the Issuer of their election to convert in connection with such Non-Qualified Public Company Event (the “Conversion Election Notice”) at or prior to the Close of Business on the later of (i) the date that is two (2) Business Days prior to the anticipated consummation of the Public Company Event and (ii) the date that is five (5) Business Days after the date of the Public Company Event Notice.
SECTION 8.    REDEMPTION PROCEDURES. In the event of a Non-Qualified Public Company Event in which a Holder does not timely deliver a Conversion Election in accordance with Section 7(e), following the consummation of such Non-Qualified Public Company Event, but on or prior to the date that is twenty (20) Business Days after the consummation of the Non-Qualified Public Company Event, the Issuer may exercise its option (the “Non-Conversion Redemption Option”), in its sole discretion, to redeem this Note in full. In order to exercise the Non-Conversion Redemption Option, the Issuer shall select the date that such optional redemption shall occur, which shall in no event be more than thirty (30) Business Days following the consummation of the Non-Qualified Public Company Event (the “Redemption Date”), and deliver written notice of such Non-Conversion Redemption Option, and the related Redemption Date, to the Holder not less than ten (10) Business Days prior to the Redemption Date (the “Redemption Notice”). Upon delivery of a Redemption Notice, the Holder shall have the opportunity to deliver a Conversion Election Notice within ten (10) Business Days of such delivery, and upon delivery of such Conversion Election Notice, notwithstanding anything to the contrary, this Note shall be converted pursuant to Section 4(b)(ii)(1) and the Conversion Time shall be the Business Day following the date on which such Conversion Election

Notice is delivered by the Holder. In connection with a redemption of this Note pursuant to the Non-Conversion Redemption Option, the Holder shall surrender this Note to the Issuer (or in the case of the loss, theft or destruction of this Note, provide an indemnification undertaking with respect to this Note that is reasonably satisfactory to the Issuer) and provide wire instructions to the Issuer for such payment no later than the fifth (5th) Business Day immediately preceding the Redemption Date; provided that failure to timely surrender this Note shall toll but not release the Issuer of its obligations hereunder, and, for the avoidance of doubt, no interest shall accrue on this Note after the Redemption Date. On the later of Redemption Date and the date that is five (5) Business Days after the date on which the Holder provides wire instructions to the Issuer and the Note (or indemnification in accordance with this Section 7), the Issuer shall pay to the Holder an amount in cash equal to (A) the Note Obligations Amount as of the Redemption Date divided by (B) the Discount Rate. Upon satisfaction of the Issuer’s redemption obligations, this Note shall be deemed to be satisfied by the Issuer and shall cease to be outstanding for any purpose whatsoever.
SECTION 9.    SUBSEQUENT FINANCING.
(a)    Next Financing Notice. The Issuer shall deliver to the Holder a written notice of a Next Financing no later than fifteen (15) Business Days prior to the anticipated initial closing of the Next Financing; provided, that if the Issuer does not have fifteen (15) Business Days’ prior knowledge of such Next Financing, it shall provide such notice as soon as practicable after obtaining knowledge thereof, and in any event no later than ten (10) Business Days prior to the anticipated initial closing of the Next Financing. The date of the anticipated initial closing of the Next Financing will be determined in good faith by the Issuer.
(b)    Optional Conversion. Upon the occurrence of a Next Financing, if this Note has not previously been redeemed, converted, exchanged or repaid in full as of the closing of the Next Financing, as the case may be, all or a portion of this Note shall, at the election of a Holder and upon provision of a Conversion Election Notice at or prior to the Close of Business on no later than the date that is five (5) Business Days prior to the anticipated consummation of the Next Financing, convert as of the closing of the Next Financing into a number of shares of Next Financing Equivalent Securities equal to (1) the Note Obligations Amount (or the portion of such Note Obligations Amount specified in such Conversion Election Notice) as of the closing of the Next Financing divided by (2) the Next Financing Conversion Price. The Holder hereby agrees to execute and become party to all customary agreements that the Company reasonably requests in connection with such Next Financing; provided that such agreements are entered into by all investors in the Next Financing; and provided further that such agreements have customary exceptions to any drag-along applicable to the Holder, including, without limitation, limited representations and warranties and limited liability and indemnification obligations on the part of the Holder.
SECTION 10.    PRIORITY.
(a)    This Note is subject to the terms of the Intercreditor Agreement.
SECTION 11.    AUTHORIZED SHARES. So long as this Note is outstanding, the Issuer shall, as of at or immediately prior to the applicable Conversion Time, take all action reasonably necessary, including amending the Issuer’s governing documents to authorize and reserve the requisite number of shares of Conversion Securities, for the purpose of effecting the conversion of this Note, such that the number of shares of Conversion Securities shall be duly and validly authorized, reserved (to the extent applicable) and available for issuance at the time of the conversion of this Note and the other Notes, as applicable, and upon issuance in accordance with the terms of this Note and the other Notes, as applicable, the Conversion Securities will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Note and the other Notes, as applicable, the Issuer’s governing and stockholder documents, any “lock-up” or similar agreements entered into by the Holder and applicable federal and state securities laws
SECTION 12.    NO VOTING OR OTHER RIGHTS. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Issuer unless and until (and only to the extent that) this Note is actually converted into shares of the Issuer’s Capital Stock in accordance with its terms (and in such case, only such rights as are applicable to such shares of the Issuer’s Capital Stock). In the absence of conversion of this Note into Conversion Securities, no provisions of this Note and no enumeration herein of the rights or privileges of the Holder shall cause the Holder to be a stockholder of the Issuer for any purpose.
SECTION 13.    AMENDMENTS. This Note, and any of the terms and provisions hereof, may be amended, waived or modified only in accordance with Section 9.8 of the Purchase Agreement.
SECTION 14.    TRANSFERS.
(a)    This Note may not be directly or indirectly offered, sold, assigned or transferred by the Holder without the Issuer’s consent, which shall not be unreasonably withheld; provided, that no such consent shall be required in the case of an Affiliate Transfer (as defined below). Any offer, sale, assignment or other transfer of this Note in contravention of the provisions of this Section 14 shall be deemed to be null and void ab initio.
(b)    For the avoidance of doubt, no change in the identity of the partners, members or stockholders of the Holder shall constitute an indirect sale or transfer of this Note so long as there is no change of Control of such Holder.
(c)    In connection with any assignment or transfer of this Note (in whole or in part), the transferee shall agree to be bound by, and shall become party to, the Purchase Agreement by execution of a counterpart signature page thereto. Any offer, sale, assignment or other transfer of this Note is also subject to the restrictive legends of this Note.
(d)    Notwithstanding anything to the contrary, the Holder may transfer this Note in whole or in part to (i) an Affiliate, or (ii) an affiliated investment fund or vehicle that is under common Control with the Holder (such transfer an “Affiliate Transfer”).
(e)    The Issuer shall maintain and keep updated a register (the “Register”) for the recordation of the names, email addresses and mailing addresses of the holder of each Note and the Outstanding Principal Balance of such Note (and any accrued interest) (the

“Registered Notes”). The initial email address and mailing address for the Holder of this Note shall be the email address and mailing address set forth on the Holder’s signature page hereto and may be updated, from time to time, by written notice to the Issuer, in accordance with Section 17. The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Issuer and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of the applicable Note for all purposes, including the right to receive payments hereunder, notwithstanding notice to the contrary. Upon the written request of the Holder, the Issuer shall provide to the Holder a copy of the portion of the Register related to the Holder and this Note and backup calculations for the values relating to this Note set forth in the Register. A Registered Note may be assigned or sold in whole or in part, to the extent explicitly permitted by this Section 14 and any other terms hereof, only by registration of such assignment or sale on the Register. Upon its receipt of a satisfactory request to assign or sell all or part of any Registered Note by the holder of the applicable Registered Note and the physical surrender of such applicable Registered Note to the Issuer, the Issuer shall record the information contained therein in the Register and issue one or more new Registered Notes, the aggregate Outstanding Principal Balance of which is the same as the entire Outstanding Principal Balance of the surrendered Registered Note, to the Transferee pursuant to Section 15. The provisions of this Section 14(e) are intended to cause the Note to be in “registered form” as defined in Treasury Regulations Sections 5f.103-1(c) and 1.871-14(c) and proposed Treasury Regulations Section 1.163-5(b) (and any successor sections) and shall be interpreted and applied consistently therewith.
(f)    Without in any way limiting the transfer restrictions set forth elsewhere in this Section 14, the Holder further agrees not to make any disposition of all or any portion of the Note unless and until the transferee has agreed in writing for the benefit of the Issuer to be bound by all of the terms of this Note and the Purchase Agreement.
SECTION 15.    REISSUANCE OF THE NOTE.
(a)    Transfer Procedures. If this Note is to be transferred as permitted under this Note, in whole or in part, the Holder shall surrender this Note to the Issuer, whereupon the Issuer will issue and deliver a new Note to the Transferee (in accordance with Section 15(d)), representing the Outstanding Principal Balance of this Note being transferred by the Holder and, if less than the entire Outstanding Principal Balance of this Note held by the Holder is being transferred, a new Note (in accordance with Section 15(d)) to the Holder, representing the portion of the Outstanding Principal Balance not being transferred (each, a “Replacement Note” and collectively, the “Replacement Notes”). The Holder and the Transferee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 15(d), following conversion, redemption or repayment of any portion of this Note, the Outstanding Principal Balance represented by this Note may be less than the Outstanding Principal Balance stated on the face of this Note.
(b)    Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Issuer, for one or more Replacement Notes representing in the aggregate the Outstanding Principal Balance of this Note in accordance with Section 15(d). Each such Replacement

Note will represent such portion of such Outstanding Principal Balance as is designated by the Holder at the time of such surrender. The Original Principal Amount of this Note shall be allocated pro rata among such Replacement Notes based on the Outstanding Principal Balance of the surrendered Note.
(c)    Lost, Stolen, Destroyed or Mutilated Note. Upon receipt by the Issuer of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Issuer in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Issuer shall execute and deliver to the Holder a Replacement Note (in accordance with Section 15(d)), representing the Outstanding Principal Balance of the surrendered Note.
(d)    Issuance of Replacement Notes. Whenever the Issuer is required to issue a Replacement Note pursuant to the terms of this Note, such Replacement Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such Replacement Note, the remaining Outstanding Principal Balance (or, in the case of a Replacement Note being issued pursuant to Section 15(a) or Section 15(b), the Outstanding Principal Balance designated by the Holder which, when added to the aggregate Outstanding Principal Balance represented by the other Replacement Notes issued in connection with such issuance, does not exceed the remaining Outstanding Principal Balance under this Note immediately prior to such issuance of Replacement Notes), (iii) shall be deemed to have an Original Principal Amount calculated in accordance with Section 15(b), (iv) shall have an issuance date, as indicated on the face of such Replacement Note, which is the same as the Issuance Date of this Note, (v) shall be deemed to have accrued its proportional share of the interest under this Note from the immediately preceding Interest Payment Date, (vi) shall have the same rights and conditions as this Note and (vii) shall be timely prepared and issued by the Issuer, but in no event shall the Issuer issue such Replacement Note more than five (5) Business Days after surrender of this Note or the receipt of the evidence reasonably satisfactory to the Issuer pursuant to Section 15(c), as the case may be.
SECTION 16.    FAILURE OR INDULGENCE NOT WAIVER; REMEDIES. The Holder shall not by any act or omission be deemed to waive any of its rights or remedies under this Note unless such waiver shall be in writing and signed by the Holder (or deemed effective pursuant to the election of the Requisite Holders as set forth in this Note), and then only to the extent specifically set forth therein. No right or remedy herein conferred upon or reserved to the Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by Law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at Law, in equity, in tort or otherwise, including injunctive relief or specific performance. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 17.     NOTICES AND PAYMENTS.
(a)    Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and mailed or delivered to each party as follows: (i) if to the Holder, at the Holder’s email address or mailing address set forth in the Register, or (ii) if to the Issuer, at the mailing address or electronic mail address set forth on the Issuer’s signature page to the Purchase Agreement, or at such other mailing or electronic mail address as the Issuer shall have furnished to the Holders in writing from time to time, and a copy (which shall not constitute notice) shall be sent to Latham & Watkins LLP, 140 Scott Drive, Menlo Park, CA 94025, Attention: Tad J. Freese, email: [***]. All such notices and communications will be deemed sufficient upon delivery, when delivered personally, one (1) Business Day after being deposited with an overnight courier service of recognized standing or upon delivery if sent via electronic mail.
(b)    Payments. Whenever any payment of cash is to be made by the Issuer to any Person pursuant to this Note, such payment shall be made in cash via wire transfer of immediately available funds. The Holder shall provide the Issuer with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.
(c)    The Issuer will make all withholdings and deductions required by Law and will timely remit the full amount deducted or withheld to the relevant Tax authority in accordance with applicable Law.
SECTION 18.    WAIVER OF NOTICE. To the extent permitted by Law, unless otherwise provided herein, the Issuer hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.
SECTION 19.    FURTHER ASSURANCES. Each of the Holder and the Issuer shall take such further actions as are necessary to carry out the intent or the purposes of this Note (including executing and delivering further agreements, instruments and documents, including in connection with any Public Company Event or Change of Control Event) as the other party may reasonably request in order to consummate, complete and carry out the actions or transactions contemplated hereby and the intent of the parties hereunder.
SECTION 20.    GOVERNING LAW, JURISDICTION AND SEVERABILITY. This Note shall be governed by, and shall be construed in accordance with, the laws of the State of New York without regard to the conflicts of law provisions of the State of New York or of any other state that would result in the application of the laws of a state other than the State of New York. The Issuer hereby submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.

SECTION 21.    ASSIGNMENT BY ISSUER. Except as permitted under this Note, including in connection with an Internal Reorganization Transaction, the rights, interests or obligations hereunder may not be assigned or delegated, by operation of law or otherwise, in whole or in part, by the Issuer without the prior written consent of the Requisite Holders.
SECTION 22.    INTERPRETATION. This Note shall be deemed to be jointly drafted by the Issuer and the Holder and shall not be construed against any Person as the drafter hereof. In this Note, unless otherwise indicated or the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties required and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Note into Sections, clauses and sub-clauses and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Note or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Note as a whole and not to any particular Section, clause or sub-clause hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation” attached thereto unless otherwise expressly stated; references to a specified Section, clause or sub-clause shall be construed as a reference to that specified Section, clause or sub-clause of this Note; and all references to “$” or “dollars” shall be deemed references to United States dollars.
[Signature Page Follows]

IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed as of the Issuance Date set out above.

NEUTRON HOLDINGS, INC.

By:
Name: Andrea Ellis
Title: Chief Financial Officer
Address:
85 2nd Street, First Floor
San Francisco, CA 94105
Email: [***]

ACCEPTED AND AGREED:

[NAME OF HOLDER]

By:
Name:
Title:

Address:
Email Address:

NEUTRON HOLDINGS, INC.
AMENDMENT TO
NOTE PURCHASE AGREEMENT
This AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of November 15, 2021 (the “Effective Date”) by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Company has proposed to sell additional Convertible Notes to certain investors, and in order to sell such new Convertible Notes, the Company desires to amend the Purchase Agreement to provide for a subsequent closing;
WHEREAS, Section 10.9 of the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and (i) each of Uber, a majority-in-interest of the Highbridge Holders and a majority-in-interest of the Fidelity Holders (and their respective affiliates), for so long as Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) continue to hold, in the aggregate, 75% of the Notes held by Uber, the Fidelity Holders and the Highbridge Holders as of the date hereof; or (ii), if Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) are unable to unanimously approve the action in question or if Uber, the Fidelity Holders and the Highbridge Holders (and their respective affiliates) hold, in the aggregate, less than 75% of the Convertible Notes held by Uber, the Fidelity Holders and the Highbridge Holders as of the date hereof, the one or more 2021 Note Investors holding a majority of the aggregate principal amount of outstanding Convertible Notes (the “PA Requisite Holders”);
WHEREAS, pursuant to that certain Side Letter, by and between the Company and Abu Dhabi Growth Fund RSD Ltd., the Company shall not effect any amendment to the Purchase Agreement without obtaining the written consent of one or more 2021 Note Investors holding a majority of the aggregate principal amount of outstanding Convertible Notes (including any actions that would otherwise be permitted or required with the consent of the PA Requisite Holders pursuant to the Purchase Agreement) (the “SL Requisite Holders” and, collectively with the PA Requisite Holders, the “Requisite Holders”);
WHEREAS, the undersigned Investors constitute the Requisite Holders; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendments.
(a)Effective as of the Effective Date, the following text is inserted into the Purchase Agreement immediately following Section 3.1 as a new Section 3.2 (with subsequent sections re-numbered accordingly):
3.2    Second Closing. After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to $5 million worth of additional Notes to one or more Purchasers (the “Additional Purchasers”), provided that such subsequent sale(s) is consummated within thirty days after the Initial Closing (each, a “Subsequent Closing”). Any Additional Purchaser shall become a party to, and shall be entitled to receive Notes in accordance with this Agreement upon delivery of the appropriate executed signature pages and Consideration. Promptly after each Subsequent Closing, the Schedule of Purchasers will be appropriately amended.
(b)Effective as of the Effective Date, the following text is inserted into the Purchase Agreement immediately following the “Schedule of Purchasers”:
Second Closing: November 18, 2021

Purchaser	Principal Balance of Promissory Note
Diameter Master Fund LP	[***]

Diameter Disclocation Fund LP	[***]
(c)Effective as of the Effective Date, Section 1 of the Purchase Agreement is hereby amended by adding the following term in alphabetical order:
“Additional Purchaser” has the meaning set forth in Section 3.2.
(d)Effective as of the Effective Date, the definition of Holders in Section 1 of the Purchase Agreement is hereby amended and restated as follows:
“Holders” means (i) each of the Purchasers set forth on the Schedule of Purchasers and any Additional Purchaser who purchases Notes pursuant to Section 3.2 below, in each case for so long as such Purchasers or Additional Purchasers continue to hold Notes and (ii) each other holder of Notes that may become a party from time
2

to time hereto pursuant to an assignment in accordance with Section 10.1 and their respective successors and assigns and “Holder” means any one of them.
(e)Effective as of the Effective Date, the definition of Notes in Section 1 of the Purchase Agreement is hereby amended and restated as follows:
“Notes” means the one or more Convertible Secured Promissory Notes due 2026 issued by the Company to the Purchasers pursuant to Section 2.1 below or to any Additional Purchasers pursuant to Section 3.2, the form of which is attached hereto as Exhibit A.
2.Miscellaneous.
(a)Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or PDF electronic copies of signed signature pages will be deemed binding originals.
(Signature Page Follows)
3

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Wayne Ting
Name: Wayne Ting
Title: Chief Executive Officer
Neutron Holdings, Inc. –Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

ABU DHABI GROWTH FUND RSC LTD

By:	/s/ Khalifa Alsuwaidi
Name: Khalifa Alsuwaidi
Title: Director
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By:	Its Manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Elizabeth Thornton
Name: Elizabeth Thornton
Title: Corporate Governance Analyst
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Nelson Chai
Name: Nelson Chai
Title: Chief Financial Officer
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC, as
Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.

By:	Highbridge Capital Management, LLC, as
Trading Manager

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
SECOND AMENDMENT TO
NOTE PURCHASE AGREEMENT
This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of January 26, 2022 (the “Effective Date”) by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 2021, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendments.
(a)Effective as of the Effective Date, Section 6.1(c)(i) of the Purchase Agreement is hereby amended by deleting the terms “ninety (90) days” and replacing such terms with the terms “one hundred twenty (120) days”.
(b)Effective as of the Effective Date, Section 6.1(c)(ii) of the Purchase Agreement is hereby amended by deleting the terms “ninety (90) days” and replacing such terms with the terms “one hundred twenty (120) days”.

2.Miscellaneous.
(a)Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile or PDF electronic copies of signed signature pages will be deemed binding originals.
(Signature Page Follows)
2

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Ann Gugino
Name: Ann Gugino
Title: Chief Financial Officer
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

ABU DHABI GROWTH FUND RSC LTD

By:	/s/ Khalifa Alsuwaidi
Name: Khalifa Alsuwaidi
Title: Director
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Management Trust Company,
as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust
Company as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By:	Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D

By:	Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By:	Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Odette Rodrigues
Name: Odette Rodrigues
Title: Director, Corporate Development & Capital Markets
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, as Trading
Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.

By:	Highbridge Capital Management, as Trading
Manager and not in its individual capacity

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Second Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
THIRD AMENDMENT TO
NOTE PURCHASE AGREEMENT
This THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of June 29, 2022 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, and as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Amendments.
Section 6.1(d)(ii) of the Purchase Agreement is hereby amended by deleting the term “(or, for the Fiscal Year ending December 31, 2021, one-hundred and eighty (180) days)” and replacing such term with the following term in full: “(or, for the Fiscal Year ending December 31, 2021, no later than July 31, 2022)”; provided that, if and only if the Company has completed all post-closing obligations in accordance with Section 6.1(c) of the Purchase Agreement on or before July 31,
25

2022, Section 6.1(d)(ii) of the Purchase Agreement shall be further amended by deleting the term “(or, for the Fiscal Year ending December 31, 2021, no later than July 31, 2022)” and replacing such term with the following term in full: “(or, for the Fiscal Year ending December 31, 2021, no later than December 31, 2022)”.
2.    Miscellaneous.
(a)    Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)    Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)    Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)    Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)    Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(f)    Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following condition precedent have been waived or fulfilled to the satisfaction of the undersigned Investors (such date referred to herein as, the “Effective Date”): the Company has paid all accrued and invoiced fees and expenses of Paul, Weiss, Rifkind, Wharton & Garrison LLP, Baker & McKenzie International and Arthur Cox LLP, as counsel, Dutch and German counsel and Irish counsel, respectively, to certain Investors.
26

(Signature Page Follows)
27

IN WITNESS WHEREOF, the parties have caused this Third Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Andrea Ellis
Name: Andrea Ellis
Title: Chief Financial Officer
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

ABU DHABI GROWTH FUND RSC LTD

By:	/s/ Khalifa Alsuwaidi
Name: Khalifa Alsuwaidi
Title: Director
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND - SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMP NY K6 FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMP ANY FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust Company, as Trustee

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND - SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMP NY K6 FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMP ANY FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By:	Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GRO TH FUND

By:	/s/ Chris Maher

Name: Chris Maher

Title: Authorized Signatory
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Second Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Nelson Chai

Name: Nelson Chai
Title: Chief Financial Officer
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Third Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-CIO

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director, Co-CIO
Neutron Holdings, Inc. – Third Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
FOURTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
This FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 23, 2023 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, and as further amended by that certain Third Amendment to the Note Purchase Agreement, dated as of June 29, 2022, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendments.
Section 6.1(d)(ii) of the Purchase Agreement is hereby amended and restated in its entirety to:
“Annual Financial Statements. As soon as practicable and in any event within ninety days (90) days after the end of each Fiscal Year (or (i) for the Fiscal Year ending December 31, 2021, no later than December 31, 2022, and (ii) for the Fiscal Year ending December 31, 2022, no later than September 30, 2023), a copy of the audited financial statements of Company and each of its Subsidiaries as at the end of such Fiscal Year prepared on a consolidated basis, including balance sheet and related statements of income, shareholders’ equity and cash flows and setting forth in comparative form the corresponding figures for the preceding Fiscal Year, and accompanied by the report of a firm of independent certified public accountants, which report shall contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and not include any explanatory paragraph expressing doubt as to going concern status.”
2.    Miscellaneous.
(a)    Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)    Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)    Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)    Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
2

(e)    Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(Signature Page Follows)
3

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Wayne Ting
Name: Wayne Ting
Title: Chief Executive Officer
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the patties have caused this Fourth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By:	/s/ Khalifa Alsuwaidi
Name: Khalifa Alsuwaidi
Title: Director
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By:	Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By:	Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann

Name: James Wegmann

Title: Authorized Signatory
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Sarah-Marie Martin
Name: Sarah-Marie Martin
Title: VP, Corporate Development & Capital Markets
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE SPAC OPPORTUNITY FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Fourth Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
OMNIBUS FIRST AMENDMENT TO
CONVERTIBLE NOTES
and
FIFTH AMENDMENT AND CONSENT TO
NOTE PURCHASE AGREEMENT
This OMNIBUS FIRST AMENDMENT TO CONVERTIBLE NOTES AND FIFTH
AMENDMENT AND CONSENT TO NOTE PURCHASE AGREEMENT (this “Amendment and Consent”) is made and entered into as of October 5, 2023 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, as further amended by that certain Third Amendment to Note Purchase Agreement, dated as of June 29, 2022, and as further amended by that certain Fourth Amendment to Note Purchase Agreement, dated as of March 23, 2023, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to the Investors certain secured convertible promissory notes (each a “Convertible Note” and together, the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement and the Convertible Notes may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company desires to enter into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, modified or supplemented from time to time, the “Senior Credit Agreement”), with the Persons party thereto as lender (together with any other Person that shall have become a party to such agreement as a lender, collectively, the “Senior Lender”), Alter Domus (US) LLC, in its capacity as initial administrative agent for the Senior Lenders (together with its successors and assigns, the “Senior Administrative Agent”), Diameter Finance Administration LLC, in its capacity as collateral agent for the Senior Lenders (together with its successors and assigns, the “Senior Collateral Agent” and collectively with the Senior Administrative Agent, the “Senior Agent”). The Senior Agent, together with the Senior Lender and the other secured parties under the Senior Credit Agreement are hereinafter referred to as the “Senior Parties”.

WHEREAS, Section 6.2(a) of the Note Purchase Agreement restricts the incurrence of Indebtedness by the Company, other than Indebtedness permitted by Section 6.2(a) of the Note Purchase Agreement or Permitted Indebtedness and Section 6.2(b) of the Note Purchase Agreement restricts the incurrence of any Liens on any Assets, except for Permitted Liens.
WHEREAS, the Company has requested that the Requisite Holders consents to (x) the Company’s execution of the Senior Credit Agreement, and (y) the incurrence of the Indebtedness and Liens on assets and property of the Company and its Subsidiaries in favor of the Senior Agent for the benefit of the Senior Parties to secure the obligations under the Senior Credit Agreement and the Loan Documents (as defined in the Senior Credit Agreement).
WHEREAS, the Company has further proposed to amend certain provisions of the Purchase Agreement and the Convertible Notes and the Requisite Holders agree to so amend the Purchase Agreement and the Convertible Notes, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement or the Convertible Notes, as the case may be.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Omnibus Amendment to Convertible Notes.
Section 1 of each and every Convertible Note is hereby amended by deleting the term:
“Maturity Date” means October 29, 2025.
and replacing such term with the following term in full:
“Maturity Date” means October 29, 2026.
2.    Consent under Purchase Agreement.
Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, as of the Effective Date (as defined below), notwithstanding anything to the contrary on the Note Purchase Agreement or any other Loan Documents, the Requisite Holders hereby consent to the incurrence by the Company of (x) Indebtedness under the Senior Credit Agreement, as may be amended in accordance with the Intercreditor Agreement and (y) Liens granted to the Senior Agent for the benefit of the Senior Parties to secure the obligations under Senior Credit Agreement and the Loan Documents (as defined in the Senior Credit Agreement), in each case, subject to the Intercreditor Agreement.
2

3.    Amendments to Purchase Agreement Related to Incurrence of Indebtedness Evidenced By Senior Credit Agreement.
(a)    Amended Definitions: Section 1 of the Purchase Agreement is hereby amended by deleting the definitions of “Senior Agent”, “Senior Credit Agreement”, “Senior Indebtedness”, “Senior Intercreditor Agreement” and inserting the following definitions in alphabetical order:
“Senior Administrative Agent” means Alter Domus (US) LLC and any of its successors or assigns, in its capacity as administrative agent for the Senior Parties under the Senior Credit Agreement.
“Senior Agent” means collectively, the Senior Administrative Agent and Senior Collateral Agent.
“Senior Collateral Agent” means Diameter Finance Administration LLC and any of its successors or assigns, in its capacity as collateral agent for the Senior Parties under the Senior Credit Agreement.
“Senior Credit Agreement” means the Credit Agreement, dated as of October 5, 2023 (as may be amended, restated, supplemented or otherwise modified from time to time) between the Company as borrower, the Senior Lender from time to time party thereto and the Senior Agent or, to the extent the Senior Indebtedness is refinanced, any other credit agreement or similar agreement evidencing the refinanced Senior Indebtedness.
“Senior Indebtedness” means the indebtedness and other obligations of the Company under the Senior Credit Agreement and the other Loan Documents (as defined in the Senior Credit Agreement) and any refinancing(s) thereof.
“Senior Intercreditor Agreement” means the Subordination and Intercreditor Agreement, dated as of October 5, 2023, by and among the Collateral Agent, the Requisite Holders, the Senior Agent and the Company, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“Senior Lender” means the Persons from time to time party to the Senior Credit Agreement as lenders or, to the extent the Senior Indebtedness is refinanced, the lender for such refinanced Senior Indebtedness.
“Senior Parties” means, collectively, the Senior Agent, the Senior Lender and the other secured parties under the Senior Credit Agreement and the other Loan Documents (as defined in the Senior Credit Agreement).
4.    Amendments to Purchase Agreement Related to Covenants.
(a)    Amended Definitions: Section 1 of the Purchase Agreement is hereby amended by replacing in full the definitions of “Cash Settlement Conditions”, “Equity Cash
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Payment Conditions”, “Indebtedness”, “Permitted Acquisition”, “Permitted Convertible Debt”, “Permitted Indebtedness”, “Permitted Investment”, “Permitted Liens”, “Permitted Transfer” and “Subordinated Indebtedness” with the following:
“Cash Settlement Conditions” means, with respect to the settlement of any conversion (or redemption) of any Permitted Convertible Debt, satisfaction of each of the following events at the time of delivery of the conversion consideration: (a) both immediately before and after giving effect thereto, no Default or Event of Default shall exist or result therefrom, (b) the Company’s Qualified Cash (as defined in the Senior Credit Agreement) shall be no less than 150% of the outstanding Senior Obligations.
“Equity Cash Payment Conditions” means, with respect to a given Equity Cash Payment Transaction, in each case measured immediately before and immediately after giving effect to any cash payments to be made in connection with such Equity Cash Payment Transaction: (a) no Default or Event of Default shall have occurred and be continuing, (b) the Company shall have Qualified Cash (as defined in the Senior Credit Agreement) in an amount greater than or equal to 200% of the then-outstanding Senior Obligations.
“Indebtedness” means indebtedness of any kind, including (a) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business), including reimbursement and other obligations with respect to surety bonds, letters of credit, banker’s acceptances, bank guarantees, performance bonds and similar instruments, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, as determined under GAAP, and (d) all Contingent Obligations. For the avoidance of doubt no Permitted Warrant Transaction shall be considered Indebtedness.
“Permitted Acquisition” means any Acquisition which is conducted in accordance with the following requirements:
(i) of a business or Person or product engaged in a line of business that is similar, ancillary, complementary, incidental or related thereto, or an extension, development or expansion of the Business of Company or its Subsidiaries;
(ii) if such Acquisition is structured as a stock acquisition, then the Person (as long as such Person is organized under the laws of the United States of America, any State thereof, the District of Columbia, or any other jurisdiction within the United States of America) so acquired shall either (i) satisfy the requirements of Section 6.1(a) hereof and be jointly and severally liable for all Obligations or (ii) such Person shall be merged with and into Company (with Company being the surviving entity);
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(iii) if such Acquisition is structured as the acquisition of assets, such assets shall be acquired by the Company or any of its Subsidiaries, and shall be free and clear of Liens other than Permitted Liens;
(iv) Company shall have delivered to Holders not less than fifteen (15) days prior to the date of such Acquisition, notice of such Acquisition;
(v) both immediately before and after such Acquisition, no Event of Default shall have occurred and be continuing;
(vi) prior to or substantially concurrently with the consummation of any such Acquisition, delivery of a copy of the definitive agreement relating to such Acquisition;
(vii) such Acquisition is consensual (non-“hostile”) and, if applicable, shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equityholders of the target, if applicable; and
(viii) the aggregate consideration paid in connection with all Acquisitions consummated in any Test Period (as defined in the Senior Credit Agreement) shall not exceed $150,000,000, plus the amount of any Permitted Indebtedness described in clauses (v), (xi) or (xii) of the definition thereof incurred by the Notes Parties plus the amount of proceeds from the issuance of equity interests by the Company, so long as (x) on the date the definitive agreement for any Acquisition is entered into, after giving pro forma effect to such Acquisition, the Company shall be in compliance with all covenants set forth in Sections 7.21 of the Senior Credit Agreement, (y) any such Indebtedness shall be Subordinated Indebtedness and (z) any such Indebtedness shall not have cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, ninety-one (91) days after the Maturity Date; provided, that this clause (z) shall no longer apply as of the first date an Initial Public Offering has occurred.
“Permitted Convertible Debt” means (i) the Notes and the convertible secured promissory notes issued by the Company on May 7, 2020 and (ii) Indebtedness of the Company that is convertible into a fixed number (subject to customary anti-dilution adjustments, “make-whole” increases and other customary changes thereto) of shares of common stock of the Company (or other securities or property following a merger event or other change of the common stock of the Company), cash or any combination thereof (with the amount of such cash or such combination determined by reference to the market price of such common stock or such other securities); provided, that such Indebtedness shall (i) not require cash settlement of conversions or other cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, ninety-one (91) days after the Maturity Date, (ii) [reserved], (iii) not be guaranteed by any Subsidiary of the Company that has not provided a Guarantee of the Notes and, if secured, shall (a) not be secured by any
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Liens on assets or property not constituting Collateral and (b) be Subordinated Indebtedness, (iv) be on terms and conditions customary for Indebtedness of such type); provided further that a certificate of the Company as to the satisfaction of the conditions described in clause (iv) delivered to each Holder at least ten (10) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements of clause (iv), shall be conclusive, unless Holders (constituting Requisite Holders) notify the Company within such ten (10) Business Day period that such Holders (constituting Requisite Holders) disagree, in each Holder’s commercially reasonable judgment, with such determination.
“Permitted Indebtedness” means:
(i) Indebtedness under the Notes, including any Indebtedness resulting from payment-in-kind interest paid in respect of the Notes;
(ii) (x) Indebtedness of the Company or other Loan Parties (as defined in the Senior Credit Agreement) in favor of the Senior Parties arising under the Senior Credit Agreement or any other Loan Document (as defined in the Senior Credit Agreement); provided that the aggregate principal amount of such refinancing Indebtedness shall not exceed the Senior Debt Cap (as defined in the Senior Intercreditor Agreement) and (y) any Indebtedness under the Senior Credit Agreement or any other Loan Document (as defined in the Senior Credit Agreement) resulting from payment-in-kind interest paid in respect of the Notes;
(iii) Indebtedness existing on the closing date of the Senior Credit Agreement which is disclosed in Schedule 1A to the Senior Credit Agreement;
(iv) Indebtedness to trade creditors incurred in the ordinary course of business;
(v) Subordinated Indebtedness in an aggregate principal amount not to exceed, together with the Permitted Convertible Debt incurred pursuant to clause (xii) below (and including the aggregate principal amount outstanding of the Notes), $1,500,000,000 at any one time outstanding; provided, that such Subordinated Indebtedness shall not require cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, ninety-one (91) days after the Maturity Date; provided, further, that if the Company requests that the Holders execute a subordination agreement with respect to such Subordinated Indebtedness, the Holders shall execute a subordination agreement reasonably acceptable to the Holders, it being agreement that any such subordination agreement substantially in the form of the Intercreditor Agreement or the Junior Investor Subordination Agreement shall be deemed reasonably acceptable to the Holders.
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(vi) reimbursement obligations in connection with letters of credit that are secured by cash and issued on behalf of the Company or a Subsidiary for real estate purposes in the ordinary course of business in an amount not to exceed $21,000,000 at any time outstanding;
(vii) any Indebtedness incurred to finance the acquisition of any new vehicle fleet in an aggregate principal amount not to exceed $32,000,000 at any one time outstanding; provided, that such amount may be increased from time to time so long as the Company has provided notice to the Holders indicating the amount of the increase, the purposes of its use and the Requisite Holders consent to such increase;
(viii) intercompany Indebtedness by a Notes Party to or in any other Notes Party;
(ix) Indebtedness incurred to finance insurance premiums in the ordinary course of business;
(x) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;
(xi) unsecured Indebtedness in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding;
(xii) Permitted Convertible Debt in an aggregate principal amount not to exceed the sum of (i) the aggregate principal amount outstanding of the Notes as of the closing date of the Senior Credit Agreement plus the aggregate principal amount (or such lower amount as necessary to comply with the shared limitation on Subordinated Indebtedness set forth in clause (v) above) outstanding of the convertible secured promissory notes issued by the Company on May 7, 2020 as of the closing date of the Senior Credit Agreement, plus (ii) uncapped additional principal amounts, so long as (A) no Event of Default has occurred and is continuing, (B) (x) any such Indebtedness is Subordinated Indebtedness and (y) any such Indebtedness shall not have cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, ninety-one (91) days after the Maturity Date; provided, that this clause (B) shall no longer be effective as of the first date an Initial Public Offering has occurred;
(xiii) extensions, refinancings and renewals of any Permitted Indebtedness described in clause (iii) above, provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms (including with respect to maturity date and amortization schedule, if any) upon the Company or the applicable Subsidiary, as the case may be, and subject to any limitations on aggregate amount of Indebtedness of such type, to the extent described in one of the foregoing clauses of this defined term;
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(xiv) intercompany Indebtedness that is either (i) unsecured and permitted pursuant to clause (viii) of the definition of Permitted Investments or (ii) Subordinated Indebtedness;
(xv) guarantees of the Company in respect of Indebtedness of the Company to the extent permitted under Section 6.2(d);
(xvi) Indebtedness arising from a bank or other financial institution honoring a check, draft or similar instrument (other than resulting from any overdraft) in the ordinary course of business;
(xvii) Indebtedness incurred in respect of Cash Management Services, in each case, incurred in the ordinary course of business;
(xviii) Indebtedness arising under performance, payment, surety, customs, stay, bid or appeal bonds, performance and completion guaranties and similar instruments, in each case in the ordinary course of business and not in connection with any Indebtedness for borrowed money; provided that the aggregate amount of any such Indebtedness shall not exceed $10,000,000 at any time outstanding;
(xix) Indebtedness consisting of Contingent Obligations in connection with any equity exchange program involving the issuance of equity awards under the Company’s equity incentive plans; provided that any cash payments made in connection with such Indebtedness shall only be made pursuant to an Equity Cash Payment Transaction that satisfies the Equity Cash Payment Conditions pursuant to Section 6.2(e); and
(xx) reimbursement obligations in connection with surety bonds, letters of credit, banker’s acceptances, bank guarantees, performance bonds and similar instruments that are secured by cash and issued on behalf of the Company or a Subsidiary for any other purposes in the ordinary course of business in an amount not to exceed $15,000,000 at any time outstanding.
“Permitted Investment” means:
(i) Investments existing on the closing date of the Senior Credit Agreement which are disclosed in Schedule 1B to the Senior Credit Agreement;
(ii) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (iii) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, (iv) money market accounts, and (v)
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Investments permitted by the Company’s investment policy in effect on the Closing Date, as may be amended from time to time, provided that the Agent has approved such investment policy in writing;
(iii) Repurchases by Company of its equity interests issued to departing managers, advisory members, officers, employees, consultants, directors or other service providers of Company, or departing officers, employees, consultants or other consultants of any Notes Party who are acting in such capacity on behalf of Company of equity interests of the Company, provided that the aggregate amount of such repurchases per Fiscal Year shall not exceed $3,000,000 per Fiscal Year and no default known to Company or Event of Default shall have occurred or be continuing;
(iv) Investments accepted in connection with Permitted Transfers;
(v) Investments received in connection with the bankruptcy or reorganization of a customer or supplier in the ordinary course of business;
(vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions in the ordinary course of business to third party suppliers or customers in an aggregate amount outstanding not to exceed $15,000,000 at any time;
(vii) loans and advances to, or guarantees of Indebtedness of, employees, directors, officers, managers, consultants or independent contractors in the ordinary course of business in an aggregate amount not to exceed $1,500,000;
(viii) Investments to or in:
(w) a Notes Party from another Notes Party,
(x) any Subsidiary of the Company that is not a Notes Party from any other Subsidiary of the Company that is not a Notes Party
(y) any Notes Party in any Subsidiary of the Company that is not a Notes Party that consists of:
(i) dispositions of vehicles in the ordinary course of business and consistent with past practices, on terms which are commercially reasonable,
(ii) Investments pursuant to cost-plus or transfer pricing agreements for payroll and operating expenses, in the ordinary course of business and consistent with past practices,
(iii) Investments in (i) operational Subsidiaries to satisfy applicable local law requirements and (ii) non-operational Subsidiaries to
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satisfy applicable local law requirements for the dissolution or liquidation of such Subsidiaries in an aggregate amount not to exceed $7,000,000 for any Fiscal Year,
(iv) other Investments not to exceed $1,000,000 in any Fiscal Year, and
(v) Investments in connection with cash management, pooling or similar arrangements or in connection with the acquisition of equipment, contracts or other assets used or useful in the ordinary course of business and consistent with past practices;
provided that all Permitted Investments made pursuant to this sub clause (viii)(y) shall be for a bona fide business purpose and not in connection with any liability management or similar transaction, and shall not consist of intellectual property; or
(z) any Subsidiary in any Notes Party;
(ix) Investments in deposit accounts, subject to compliance with Section 7.12 in the Senior Credit Agreement;
(x) The Company’s entry into (including payments of premiums in connection therewith), and the performance of obligations under, any Permitted Bond Hedge Transactions and Permitted Warrant Transactions in accordance with their terms;
(xi) Investments consisting of the leasing, licensing, sublicensing or contribution of Intellectual Property, in each case, on a nonexclusive basis and in the ordinary course of business or pursuant to non-exclusive joint marketing arrangements with other Persons;
(xii) Investments consisting of purchases or acquisitions of inventory, supplies, materials and equipment in the ordinary course of business or Permitted Acquisitions;
(xiii) Investments constituting the repurchase of de minimis shares in any Subsidiary; provided that the aggregate amount of such repurchases shall not exceed $100,000 and no default or Event of Default shall have occurred or be continuing;;
(xiv) Investments in connection with the cash management operations of Company and its Subsidiaries that constitute Permitted Indebtedness;
(xv) Licenses described in clause (i) of the definition of “Permitted Transfer”;
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(xvi) guarantees of operating leases or of other obligations permitted under this Agreement that do not constitute Indebtedness, in each case, entered into by the Company in the ordinary course of business;
(xvii) Investments constituting the cashless repurchase of common stock of Company deemed to occur upon the exercise of options, warrants or similar rights solely to the extent that shares of such stock represent a portion of the exercise price of such options, warrants or similar rights;
(xviii) Investments consisting of Contingent Obligations to the extent permitted in clause (xix) of the defined term “Permitted Indebtedness”; and
(xix) additional Investments that do not exceed $3,00,000 in the aggregate.
“Permitted Liens” means, as at any time, any one or more of the following:
(i) Liens in favor of the Senior Agent or Senior Lender securing Indebtedness under the Senior Credit Agreement or any other Loan Document (as defined in the Senior Credit Agreement);
(ii) Liens in respect of the Notes in favor of the Holders;
(iii) Liens existing on the Closing Date which are disclosed in Schedule 1C
(iv) Liens in favor of materialmen, bailees, artisans, mechanics, carriers warehouseman, landlords and other Persons securing ordinary course obligations which are not yet delinquent and not in connection with borrowed money;
(v) Liens for Taxes, fees, assessments or other governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate proceedings, provided that the Company (or another appropriate Person) maintains adequate reserves therefor in accordance with GAAP;
(vi) Liens arising from judgments, decrees or attachments (or appeal or other surety bonds related to such judgments) in circumstances which do not constitute an Event of Default hereunder;
(vii) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money and including bailees and warehousemen) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens
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arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;
(viii) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor;
(ix) Liens on equipment, software embedded in such equipment, and proceeds thereof, which (i) secure Indebtedness described in clause (vii) of the definition of Permitted Indebtedness or (ii) exist at the time such equipment is acquired by the Company;
(x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due;
(xi) Liens in connection with Indebtedness described in clause (ix) of the definition of Permitted Indebtedness, provided that such Lien is limited to insurance proceeds arising from the subject insurance policy and the unearned portion of premium payments, and provided that financed premium payments are paid when due;
(xii) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms or securities intermediaries solely to secure payment of amounts due in the ordinary course of business in connection with the maintenance of deposit accounts or securities accounts, each as defined in and under the Uniform Commercial Code of the applicable jurisdiction;
(xiii) easements, servitudes, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property;
(xiv) licenses described in clause (i) of the definition of Permitted Transfer;
(xv) (i) Liens on cash securing obligations permitted in accordance with clause (vi) and clause (xx) of the defined term “Permitted Indebtedness” in an aggregate amount not to exceed the reimbursement obligation secured, and (ii) security deposits in connection with real property leases in the ordinary course of business;
(xvi) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (i) or (ii) above; provided, that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced (as may have been
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reduced by any payment thereon) does not increase, and subject to any limitation with respect to the amount secured by such Lien of such type, to the extent described in one of the foregoing clauses of this defined term; and
(p) Liens securing Subordinated Indebtedness and Permitted Convertible Debt; provided that such Liens shall be at all times subject to intercreditor arrangements reasonably satisfactory to the Holders (constituting Requisite Holders).
“Permitted Transfer” means
(i) (x) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business, (y) licenses that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory or may be exclusive as to territory but only as to discreet geographical areas outside of the United States in the ordinary course of business and (z) other exclusive licenses in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries; provided, that (A) any such license shall only be entered into with third parties on commercially reasonable terms and (B) any licenses with Subsidiaries shall be on an arms-length basis;
(ii) dispositions of worn-out, used, decommissioned, obsolete or surplus Equipment (as defined in the Uniform Commercial Code) and for the avoidance of doubt, including any dispositions of vehicle fleet;
(iii) use of cash in the ordinary course of business in a manner not prohibited by the terms of this Agreement;
(iv) transfers, sales or other dispositions among the Company and its Subsidiaries;
(v) dispositions consisting of Permitted Investments (other than clause (iv) of such definition), Permitted Indebtedness and Permitted Liens (other than clause (xiv) of such definition);
(vi) other dispositions of assets having a fair market value of not more than $1,500,000 in the aggregate in any Fiscal Year; and
(vii) the abandonment, allowance to lapse or expiration of any intellectual property of de minimis or no value in the ordinary course of business and that does not materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries (as determined by the Company in its reasonable business judgment).
“Subordinated Indebtedness” means Indebtedness subordinated to the obligations in respect of the Notes in amounts and subject to a subordination agreement on customary deep subordination terms; provided, that such
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Indebtedness shall (i) be subject to a subordination agreement in form and substance satisfactory to the Holders (constituting Requisite Holders) in its reasonable discretion on customary deep subordination terms, as may be amended, restated or otherwise modified from time to time; (ii) not require cash settlement of conversions or other cash payments of principal or any scheduled amortization or otherwise require payment of principal prior to, or have a scheduled maturity date, earlier than, ninety-one (91) days after the Maturity Date, (iii) not be guaranteed by any Subsidiary of the Company that has not provided a Guarantee of the Notes and, if secured, shall (a) not be secured by any Liens on assets or property not constituting Collateral and (b) be subject to intercreditor arrangements reasonably satisfactory to the and (iv) be on terms and conditions customary for Indebtedness of such type; provided further that a certificate of the Company as to the satisfaction of the conditions described in clause (iv) delivered to each Holder at least ten (10) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Company has determined in good faith that such terms and conditions satisfy the foregoing requirements of clause (iv), shall be conclusive unless Holders (constituting Requisite Holders) notify the Company within such ten (10) Business Day period that such Holders (constituting Requisite Holders) disagree, in each Holder’s commercially reasonable judgment, with such determination.
(b)    Amended Sections:
(i)    Section 6.1(d)(i) of the Purchase Agreement is hereby amended by replacing in full (i) as follows:
(i) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year, a copy of the unaudited consolidated balance sheets of Company and each of its Subsidiaries, and the related consolidated statements of income, shareholders’ equity and cash flows as of the end of such Fiscal Quarter and (other than the shareholders’ equity statement) for the portion of the Fiscal Year then ended, and (other than the shareholders’ equity statement) for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year all certified by an Authorized Officer of Company to the effect that they have been prepared in accordance with GAAP, (i) except for the absence of footnotes, (ii) subject to normal year-end adjustments, and (iii) except for certain non-cash items that are customarily included in quarterly and annual financial statements.
(ii) Section 6.1(d)(ii) of the Purchase Agreement is hereby amended by replacing in full (ii) as follows:
(ii)    Annual Financial Statements. As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year, a copy of
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the audited financial statements of Company and each of its Subsidiaries as at the end of such Fiscal Year prepared on a consolidated basis, including balance sheet and related statements of income, shareholders’ equity and cash flows and setting forth in comparative form the corresponding figures for the preceding Fiscal Year, and accompanied by the report of a firm of independent certified public accountants, which report shall contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and not include a going concern qualification (except to the extent such qualification is solely as a result of the impending maturity of, or a financial covenant default under, the Senior Credit Agreement, or the impending maturity of the convertible secured promissory notes issued by the Company on May 7, 2020 or the Notes).
(iii)    Section 6.1(e) of the Purchase Agreement is hereby amended by replacing in full (e) as follows:
(e) Distribution. The Company shall not, and shall not permit any Subsidiary to (a) repurchase or redeem any class of stock or other equity interest of the Company or any of its Subsidiaries, other than repurchases described in clauses (iii), (xiii), (xvii), and (xviii) of the definition of “Permitted Investments”; (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest, except for (i) any dividends or other distributions by any Subsidiary of the Company to the Company or another Subsidiary of the Company, (ii) distributions of Net Cash Proceeds (as defined in the Senior Credit Agreement) to the extent permitted by the terms of the Senior Credit Agreement, (iii) any payments made by the Company upon the death, disability, retirement or termination of employment of any employee, officer, manager or director or pursuant to any employee or director equity plan, employee, manager or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, officer, manager or director of the Company or any of its Subsidiaries in an amount not to exceed $1,500,000 per Fiscal Year or (iv) subject to satisfaction of the Equity Cash Payment Conditions, any other payments made by the Company to repurchase equity interests from any departing employees, officers, managers or directors or guarantees of the payment of any such loans granted by a third party in an amount not to exceed $1,500,000 in the aggregate so long as no default known to the Company or Event of Default has occurred or is continuing; (c) waive, release or forgive any Indebtedness owed by any departing employees, officers, managers or directors in excess of $750,000 in the aggregate so long as no default known to the Company or Event of Default has occurred or is continuing; or (d) (x) the entry into and payment of any premium with respect to any Permitted Bond Hedge Transaction and (y) the settlement of any Permitted Warrant Transaction by (i) netting or set-off against any Permitted Bond Hedge Transaction, (ii) delivery of shares of common stock
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of the Company or (iii) if the Cash Settlement Conditions are satisfied, payment in cash.
5.    Effectiveness; Conditions Precedent. The effectiveness of this Agreement shall be subject to the following conditions precedent (the date all of such conditions are satisfied, the “Effective Date”).
(a)    receipt by the Company and the Investors of copies of this Agreement duly executed by the Company and the Requisite Holders; and
(b)    receipt by the Investors of duly executed copies of the Senior Credit Agreement.
6.    Representations and Warranties. The Company hereby represents and warrants to the Requisite Holders that as of the date hereof, after giving effect to this Amendment and Consent, no Default or Event of Default shall have occurred and be continuing.
7.    Miscellaneous.
(a)    Amendment. Except as amended hereby, the Purchase Agreement and the Convertible Notes remain unmodified and in full force and effect. This Amendment and Consent may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and Consent and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)    Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment and Consent, mutatis mutandis as of set forth herein.
(c)    Entire Agreement. This Amendment and Consent, the Purchase Agreement and the Convertible Notes (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)    Severability. If any provision of this Amendment and Consent becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment and Consent, and such court will replace such illegal, void or unenforceable provision of this Amendment and Consent with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment and Consent shall be enforceable in accordance with its terms.
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(e)    Counterparts. This Amendment and Consent may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(Signature Page Follows)
17

IN WITNESS WHEREOF, the parties have caused this Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Wayne Ting
Name: Wayne Ting
Title: Chief Executive Officer
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

DIAMETER MASTER FUND LP
By: Diameter Capital Partners LP
acting solely as its Investment Manager

By:	/s/ Shailini Rao
Name: Shailini Rao
Title: Co-Chief Operating Officer

DIAMETER DISLOCATION MASTER
FUND LP
By: Diameter Capital Partners LP
acting solely as its Investment Manager

By:	/s/ Shailini Rao
Name: Shailini Rao
Title: Co-Chief Operating Officer
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By:	/s/ Khalifa Alsuwaidi
Name:	Khalifa Alsuwaidi
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY BLUE CHIP GROWTH
COMMINGLED POOL

By:	Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY
FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY
BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY BLUE CHIP GROWTH
INSTITUTIONAL TRUST
By:	Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIAM TARGET DATE BLUE CHIP
GROWTH COMMINGLED POOL
By:	Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND
III: GROWTH OPPORTUNITIES
PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR GROWTH OPPORTUNITIES
FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR SERIES GROWTH
OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY
FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY GROWTH COMPANY
COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES
INVESTMENT TRUST
By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D
By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY
FUND
By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

FIDELITY GLOBAL INNOVATORS
INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Dara Khosrowshahi
Name:	Dara Khosrowshahi
Title:	Chief Executive Officer
Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Purchase Agreement

NEUTRON HOLDINGS, INC.
SIXTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
This SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of April 29, 2024 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, as further amended by that certain Third Amendment to Note Purchase Agreement, dated as of June 29, 2022, as further amended by that certain Fourth Amendment to Note Purchase Agreement, dated as of March 23, 2023, and as further amended by that certain Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Note Purchase Agreement, dated as of October 5, 2023, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Amendments.
Section 6.1(d)(ii) of the Purchase Agreement is hereby amended and restated in its entirety to:
“(ii) Annual Financial Statements. As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year (or for the Fiscal Year ending December 31, 2023, no later than May 15, 2024), a copy of the audited financial statements of Company and each of its Subsidiaries as at the end of such Fiscal Year prepared on a consolidated basis, including balance sheet and related statements of income, shareholders’ equity and cash flows and setting forth in comparative form the corresponding figures for the preceding Fiscal Year, and accompanied by the report of a firm of independent certified public accountants, which report shall contain an unqualified opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and not include a going concern qualification (except to the extent such qualification is solely as a result of the impending maturity of, or a financial covenant default under, the Senior Credit Agreement, or the impending maturity of the convertible secured promissory notes issued by the Company on May 7, 2020 or the Notes).”
2.Miscellaneous.
(a)Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
2

(e)Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(Signature Page Follows)
3

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Ann Gugino
Name: Ann Gugino
Title: Chief Financial Officer
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By:Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D
By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Terra Castaldi
Name: Terra Castaldi
Title: Associate General Counsel, Corporate Legal and Assistant Corporate Secretary
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

1992 MASTER FUND CO - INVEST SPC - SERIES 4 SEGREGATED PORTFOLIO

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By:	/s/ Joseph Cha
Name: Joseph Cha
Title: Director
Neutron Holdings, Inc. – Sixth Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
SEVENTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
This SEVENTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of August 28, 2024 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, as further amended by that certain Third Amendment to Note Purchase Agreement, dated as of June 29, 2022, as further amended by that certain Fourth Amendment to Note Purchase Agreement, dated as of March 23, 2023, as further amended by that certain Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Note Purchase Agreement, dated as of October 5, 2023, and as further amended by that certain Sixth Amendment to Note Purchase Agreement, dated as of April 29, 2024, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendments.
Clause (xx) of the defined term “Permitted Indebtedness” in the Purchase Agreement is hereby amended by deleting the term “$15,000,000” and replacing such term with “$75,000,000”.
2.    Miscellaneous.
(a)    Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)    Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)    Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)    Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)    Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(Signature Page Follows)
2

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC.
a Delaware corporation

By:	/s/ Ann Gugino
Name: Ann Gugino
Title: Chief Financial Officer
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By:	/s/ Joseph Cha
Name: Joseph Cha
Title: Director
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Madhu Kannan
Name: Madhu Kannan
Title: VP, Corporate Development
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH
COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FMR CAPITAL, INC. - FLEX PILOT
PORTFOLIO

By: Fidelity Management & Research Company LLC, as investment advisor

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY
BLUE CHIP GROWTH K6 FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH
INSTITUTIONAL TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH
COMMINGLED POOL

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND
III: GROWTH OPPORTUNITIES
PORTFOLIO

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY
ADVISOR SERIES GROWTH
OPPORTUNITIES FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY
FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY
COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES
INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY
FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS
INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ James Wegmann
Name: James Wegmann
Title: Authorized Signatory
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER
FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT
INSTITUTIONAL FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

1992 MASTER FUND CO – INVEST
SPC - SERIES 4 SEGREGATED PORTFOLIO

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director
Neutron Holdings, Inc. – Seventh Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
EIGHTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
This EIGHTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of October 6, 2025 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, as further amended by that certain Third Amendment to Note Purchase Agreement, dated as of June 29, 2022, as further amended by that certain Fourth Amendment to Note Purchase Agreement, dated as of March 23, 2023, as further amended by that certain Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Note Purchase Agreement, dated as of October 5, 2023, as further amended by that certain Sixth Amendment to Note Purchase Agreement, dated as of April 29, 2024, and as further amended by that certain Seventh Amendment to Note Purchase Agreement, dated as of August 28, 2024, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.
AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Amendments.
(i)The following defined term “Swap Contracts” is added to Section 1 of the Purchase Agreement:
““Swap Contract” means (a) any and all rate swap transactions, forward rate transactions, commodity swaps, forward commodity contracts, forward foreign exchange transactions, currency swap transactions, cross-currency rate swap transactions, spot contracts, or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any other similar transactions or any combination of any of the foregoing, whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement, in each case for the purpose of hedging the foreign currency, interest rate or commodity risk associated with the operations. Notwithstanding the foregoing, Swap Contract shall not include any equity swaps, options or forwards to which the Company or any Subsidiary is party that are classified and accounted for in the Company’s stockholders’ equity under GAAP.”
(ii)The defined term “Permitted Indebtedness” in the Purchase Agreement is hereby amended by adding clause (xxi):
“(xxi) Indebtedness incurred under any Swap Contracts entered into in the ordinary course of business, and not for speculative purposes, to protect against changes in interest rates or foreign exchange rates.”
(iii)The defined term “Permitted Investments” in the Purchase Agreement is hereby amended by adding clause (xx):
“(xx)    Investments in Swap Contracts permitted under clause (xxi) of the definition of “Permitted Indebtedness”.”
(iv)The defined term “Permitted Transfers” in the Existing Credit Agreement is hereby amended by adding clause (viii):
“(viii) the unwinding of any Swap Contract in accordance with its terms.”
2.Miscellaneous.
(a)Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged
2

or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
(Signature Page Follows)
3

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

COMPANY:

NEUTRON HOLDINGS, INC. a Delaware corporation

By:	/s/ Ann Gugino
Name: Ann Gugino
Title: Chief Financial Officer
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By:	/s/ Joseph Cha
Name: Joseph Cha
Title: Director
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FMR CAPITAL, INC. - FLEX PILOT PORTFOLIO

By: Fidelity Management & Research Company LLC, as Investment Advisor

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY COMMINGLED POOL

By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND

By: Its Manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST

By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

UBER TECHNOLOGIES, INC.

By:	/s/ Madhu Kannan
Name: Madhu Kannan
Title: Chief Business Officer
Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Eighth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER
FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director Co-Chief Investment Officer

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, L.P.

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director Co-Chief Investment Officer

1992 MASTER FUND CO – INVEST SPC - SERIES 4 SEGREGATED PORTFOLIO

By:	/s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director Co-Chief Investment Officer

Neutron Holdings, Inc. – Eighth Amendment to Note Purchase Agreement

NEUTRON HOLDINGS, INC.
NINTH AMENDMENT TO
NOTE PURCHASE AGREEMENT
This NINTH AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of March 13, 2026 by and among Neutron Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned investors party hereto (the “Investors”).
RECITALS
WHEREAS, the Company and certain of the Investors are parties to that certain Note Purchase Agreement, dated as of October 29, 2021 (as amended by that certain Amendment to Note Purchase Agreement, dated as of November 15, 2021, as further amended by that certain Second Amendment to Note Purchase Agreement, dated as of January 26, 2022, as further amended by that certain Third Amendment to Note Purchase Agreement, dated as of June 29, 2022, as further amended by that certain Fourth Amendment to Note Purchase Agreement, dated as of March 23, 2023, as further amended by that certain Omnibus First Amendment to Convertible Notes and Fifth Amendment and Consent to Note Purchase Agreement, dated as of October 5, 2023, as further amended by that certain Sixth Amendment to Note Purchase Agreement, dated as of April 29, 2024, as further amended by that certain Seventh Amendment to Note Purchase Agreement, dated as of August 28, 2024, and as further amended by that certain Eighth Amendment to Note Purchase Agreement, dated as of October 6, 2025, the “Purchase Agreement”), by and among the Company, Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and those persons and entities listed on the Schedule of Purchasers attached thereto (the “2021 Note Investors”), pursuant to which the Company sold and issued to certain of the Investors certain secured convertible promissory notes (the “Convertible Notes”);
WHEREAS, the Purchase Agreement provides that any provision of the Purchase Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Holders;
WHEREAS, the undersigned Investors constitute the Requisite Holders;
WHEREAS, the Company has proposed to amend certain provisions of the Purchase Agreement and the Requisite Holders agree to so amend the Purchase Agreement, subject to the terms and conditions contained herein; and
WHEREAS, capitalized terms not otherwise defined herein shall have the meaning set forth in the Purchase Agreement.

AGREEMENT
NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Amendments.
(i)Clause (xx) of the defined term “Permitted Indebtedness” in the Purchase Agreement is hereby amended by deleting the term “$75,000,000” and replacing such term with “$125,000,000”.
(ii)The defined term “Permitted Indebtedness” in the Purchase Agreement is hereby amended by adding clause (xxi):
“(xxi)    unsecured Indebtedness arising under Guarantees and similar instruments issued by the Company (including Guarantees issued by the Company in respect of the obligations of any of its Subsidiaries) in connection with any request for proposals, tenders, concessions, licenses, permits, franchises, contracts for goods, services or equipment, or other business operations, entered into with cities, municipalities, or any other Governmental Authority with whom the Company or any its Subsidiaries conducts or intends to conduct business, including all obligations, liabilities and indemnities arising thereunder, and, in each case, not in connection with any Indebtedness for borrowed money.”
(iii)The defined term “Permitted Investment” in the Purchase Agreement is hereby amended by adding clause (xxi):
“(xxi)    Indebtedness permitted under clause (xxi) of the definition of “Permitted Indebtedness” to the extent such Indebtedness constitutes Investments.”
(iv)The defined term “Permitted Investments” in the Purchase Agreement is hereby amended by amending and restating clause (iii) as follows:

“(c) Repurchases by Company of its equity interests issued to departing managers, advisory members, officers, employees, consultants, directors or other service providers of Company, or departing officers, employees, consultants or other consultants of any Notes Party who are acting in such capacity on behalf of Company of equity interests of Company, provided that the aggregate amount of such repurchases per Fiscal Year shall not exceed $3,000,000 per Fiscal Year and no default known to Company or Event of Default shall have occurred or be continuing; provided further that, notwithstanding the foregoing, in connection with the settlement of Indebtedness represented by the promissory notes listed on Schedule 1B of the Senior Credit Agreement, equity interests of the Borrower may be repurchased or otherwise taken possession of by the Borrower, including through netting arrangements, so long as no default known to Borrower or Event of Default shall have occurred or be continuing;”

(v)Section 6.2(e) in the Purchase Agreement is hereby amended by amending and restating clause (c) as follows:

“(c) waive, release or forgive any Indebtedness (other than Indebtedness represented by promissory notes listed on Schedule 1B of the Senior Credit Agreement, which, for the avoidance of doubt, may be waived, released or forgiven by the Company as the Company may reasonably determine) owed by any departing employees, officers, managers or directors in excess of $750,000 in the aggregate so long as no default known to the Company or Event of Default has occurred or is continuing;”
2.Miscellaneous.
(a)Amendment. Except as amended hereby, the Purchase Agreement remains unmodified and in full force and effect. This Amendment may not be amended, waived, discharged or terminated other than by a written instrument referencing this Amendment and signed by the Company and the Requisite Holders; provided, however, that any such amendment, modification or waiver may not adversely affect the rights or obligation of any Investor in a manner differently than other Investors without the express written consent of such adversely affected Investor.
(b)Governing Law; Submission to Jurisdiction; Etc. The provisions of Section 10.2 of the Purchase Agreement shall apply to this Amendment, mutatis mutandis as of set forth herein.
(c)Entire Agreement. This Amendment and the Purchase Agreement (to the extent hereby amended), including the exhibits attached thereto, constitute the full and entire understanding and agreement between the parties for the subjects hereof and thereof. No party shall be liable or bound to any other party in any manner for the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.
(d)Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such court will replace such illegal, void or unenforceable provision of this Amendment with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Amendment shall be enforceable in accordance with its terms.
(e)Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.
COMPANY:
NEUTRON HOLDINGS, INC.
a Delaware corporation
By:     /s/ Ann Gugino
Name: Ann Gugino
Title: Chief Financial Officer
Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.
INVESTOR:

SAPPHIRE DIRECT HOLDINGS RSC LTD

By: /s/ Joseph Cha
Name: Joseph Cha
Title: Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH
COMMINGLED POOL

By:    Fidelity Management Trust Company,
    as Trustee

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FMR CAPITAL, INC. - FLEX PILOT PORTFOLIO

By:    /s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY SECURITIES FUND: FIDELITY
BLUE CHIP GROWTH K6 FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY BLUE CHIP GROWTH
INSTITUTIONAL TRUST
By:    Its manager Fidelity Investments Canada
    ULC
By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIAM TARGET DATE BLUE CHIP
GROWTH COMMINGLED POOL
By:    Fidelity Institutional Asset Management
    Trust Company as Trustee

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY GROWTH COMPANY
COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST
By: Its Manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY NORTHSTAR FUND – SUB D
By: Its Manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY CANADIAN GROWTH COMPANY FUND
By: Its Manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY SPECIAL SITUATIONS FUND
By: Its manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:    /s/ Chris Maher
Name: Chris Maher
Title:    Authorized Signatory

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.
INVESTOR:

UBER TECHNOLOGIES, INC.

By: /s/ Odette Rodrigues
Name: Odette Rodrigues
Title: Vice President, Corporate Finance, Capital Markets and Treasury

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to Note Purchase Agreement to be duly executed and delivered by their properly and duly authorized officers, effective as of the Effective Date.
INVESTOR:

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By: /s/ Matthew Fuller
Name: Matthew Fuller
Title: Managing Director

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, L.P.

By: /s/ Matthew Fuller
Name: Matthew Fuller
Title: Managing Director

1992 MASTER FUND CO - INVEST SPC- SERIES 4 SEGREGATED PORTFOLIO

By: /s/ Matthew Fuller
Name: Matthew Fuller
Title: Managing Director

Neutron Holdings, Inc. – Ninth Amendment to Note Purchase Agreement